Filed Pursuant to Rule 497
File No. 333-184587

PROSPECTUS

18,000,000 Shares Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated
$25.00 per Share

     The Fund. Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

     Investment Objective and Strategies. The Fund’s investment objective is to seek total return, with an emphasis on high current income. Under normal market conditions, the Fund invests at least 80% of its “Managed Assets” in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies, including traditional preferred stock, hybrid and trust preferred securities that have characteristics of both equity and debt securities, convertible securities, subordinated debt, and senior debt. “Managed Assets” are the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock (“Preferred Shares”) issued by the Fund, if any, and the proceeds of any reverse repurchase agreements (“Reverse Repurchase Agreements”) entered into by the Fund.

     No Prior Trading History. Because the Fund is newly organized, its shares of common stock (“Common Shares”) have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering.

     The Fund’s Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “DFP.” The minimum investment in the Fund is 100 Common Shares ($2,500).

     Investment in the Fund’s Common Shares involves substantial risks arising from, among other strategies, the Fund’s ability to invest in securities that are rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. or below BBB by either Standard & Poor’s Ratings Services, a subsidiary of The McGraw-Hill Company, Inc. or Fitch, Inc.) or unrated but determined by Flaherty & Crumrine Incorporated to be of comparable quality and the Fund’s anticipated use of leverage. Below investment grade securities are regarded as having increased risk with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Because of the risks associated with investing in high yield securities and using leverage, an investment in the Fund may be considered speculative. Before buying any of the Fund’s Common Shares, you should read the discussion of the principal risks of investing in the Fund in “Principal Risks of the Fund” beginning on page 37 of this prospectus.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The underwriters expect to deliver Common Shares to purchasers on or about May 29, 2013.

	Per Share	Total(1)
Public offering price	$25.000	$450,000,000
Sales load(2)	$1.125	$20,250,000
Estimated offering expenses(3)	$0.050	$900,000
Proceeds, after expenses, to Fund	$23.825	$428,850,000
(notes on following page)

Wells Fargo Securities		Raymond James
Stifel
Crowell, Weedon & Co.	The GMS Group, LLC	Henley & Company LLC
Hennion & Walsh, Inc.	Ladenburg Thalmann & Co. Inc.	Maxim Group LLC
National Securities Corporation	Newbridge Securities Corporation	Pershing LLC
Wedbush Securities Inc.	Wunderlich Securities	B.C. Ziegler

The date of this prospectus is May 23, 2013.

(notes from previous page)
____________________

(1)	The Fund has granted the underwriters an option to purchase up to 2,700,000 additional Common Shares at the public offering price less the sales load within 45 days of the date of this prospectus, solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $517,500,000, $23,287,500, $1,035,000 and $493,177,500, respectively. See “Underwriting.”

(2)	Flaherty & Crumrine Incorporated (the “Adviser” or “Flaherty & Crumrine”) (and not the Fund) has agreed to pay from its own assets structuring fees to Wells Fargo Securities, LLC and Raymond James & Associates, Inc. In addition, Flaherty & Crumrine (and not the Fund) has agreed to pay from its own assets a sales incentive fee to each of The GMS Group, LLC, Stifel, Nicolaus & Co., Inc. and Wedbush Securities Inc. Flaherty & Crumrine (and not the Fund) has also agreed to pay Destra Capital Investments LLC (“Destra”) for distribution assistance in connection with the offering. The structuring, distribution assistance and other fees referenced in this footnote are not reflected in the sales load in the table above. See “Underwriting.”

(3)	The Adviser has agreed to pay for all of the Fund’s organizational expenses and offering expenses (other than the sales load) to the extent these organizational and offering expenses in the aggregate exceed $0.05 per Common Share. See “Summary of Fund Expenses.”

(continued from previous page)

     Investment Portfolio. The Fund will invest, under normal market conditions, more than 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokers and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. For example, the Fund could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate in light of current market and credit conditions.

     The Fund may invest up to 100% of its Managed Assets in securities of U.S. companies, and may also invest up to 100% of its Managed Assets in securities of non-U.S. companies. In addition, the Fund may invest its Managed Assets in U.S. dollar-denominated American Depositary Receipts (“ADRs”), U.S. dollar-denominated foreign stocks traded on U.S. exchanges and U.S. dollar-denominated and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States.

     The Fund will invest at least 80% of its Managed Assets in (i) investment grade quality securities or (ii) below investment grade quality securities of companies with investment grade senior unsecured debt outstanding, in either case determined at the time of purchase. Consequently, the Fund may invest up to 20% of its Managed Assets in securities of companies with below investment grade quality senior unsecured debt outstanding. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” Some of the Fund’s Managed Assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in securities of below investment grade quality, an investment in the Fund should be considered speculative. The maturities of securities in which the Fund will invest generally will be longer-term (perpetual, in the case of some preferred securities, and ten years or more for other preferred and debt securities); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term securities. Although the Fund can buy securities of any maturity, it initially expects to have an effective duration between 9 and 14 years.

     The portion of the Fund’s Managed Assets not invested in preferred and other income-producing securities may be invested in, among other securities, money market instruments, money market mutual funds, asset-backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Securities”) and such obligations which are subject to repurchase agreements and commercial paper. Depending on market conditions, these investments may at times have a higher or lower yield than preferred securities and other income-producing securities in which the Fund invests.

     Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies, including:

  Traditional preferred stock;

  Hybrid and trust preferred securities that have characteristics of both equity and debt securities;

  Convertible securities;

  Subordinated debt; and

  Senior debt

     These securities may be across a wide range of sectors and industries. The Fund may also invest in common stocks and Government Securities. These securities are not included within the Fund’s 80% investment policy.

     There can be no assurance that the Fund will achieve its investment objective. See “Investment Objective and Policies” and “Principal Risks of the Fund.”

     Leverage. The Fund currently intends to seek to enhance the level of its distributions and total return through the use of leverage. The Fund may utilize economic leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), Preferred Shares and Reverse Repurchase Agreements in an amount, determined at the time of issuance of such leverage, up to 33⅓% of its Managed Assets (including the amount borrowed).

     After the Fund has fully invested the net proceeds of this offering, the Fund currently intends to borrow money under a credit facility in an initial aggregate amount up to approximately 33⅓% (as determined immediately after borrowing) of the value of its Managed Assets. The use of leverage can create special risks. There can be no assurance that any leverage strategy the Fund employs will be successful during any period in which it is employed. See “Use of Leverage” and “Principal Risks of the Fund—Leverage Risk.”

     Investment Adviser. Flaherty & Crumrine Incorporated, a registered investment adviser located at 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101, is an independently-owned, California corporation. The Adviser was formed in 1983, and its clients include institutional investors and investment companies, including open-end and closed-end funds. The Adviser manages the assets of Flaherty & Crumrine Preferred Income Fund Incorporated (“PFD”), Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated (“PFO”), Flaherty & Crumrine Preferred Securities Income Fund Incorporated (“FFC”) and Flaherty & Crumrine Total Return Fund Incorporated (“FLC”), four closed-end investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and listed on the New York Stock Exchange (“NYSE”). The Adviser also subadvises the assets of Destra Preferred and Income Securities Fund, an open-end investment company registered under the 1940 Act and Flaherty & Crumrine Investment Grade Fixed Income Fund (“FFI.UN”), an investment trust registered in Canada. The Adviser also manages portfolios of preferred securities for a variety of U.S. and foreign institutions, including insurance and non-financial companies. As of February 28, 2013, the Adviser had approximately $5.2 billion in assets under management.

     This prospectus sets forth concisely the information about the Fund you should know before investing. You should read the prospectus carefully before deciding whether to invest, and should retain it for future reference. A Statement of Additional Information, dated May 23, 2013 (the “SAI”), as supplemented from time to time, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page 73 of this prospectus. You may request a free copy of the SAI by calling 1-866-233-4001. You also may call to request the Fund’s annual and semi-annual reports (when available) or other information about the Fund, and to make shareholder inquires. The Fund makes available the SAI and the Fund’s annual and semi- annual reports (when available), free of charge, at www.flaherty-crumrine.com. You may also obtain the SAI and other information regarding the Fund on the Securities and Exchange Commission website (http://www.sec.gov).

     The Common Shares are not a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

Prospectus Summary	1
Summary of Fund Expenses	21
The Fund	22
Use of Proceeds	22
Investment Objective and Policies	23
Use of Leverage	32
Principal Risks of the Fund	37
Additional Risk Considerations	43
How the Fund Manages Risk	49
Management of the Fund	50
Dividends and Distributions	52
Closed-End Structure	55
Repurchase of Shares	56
Taxation	56
Description of Shares	62
Certain Provisions of the Charter and Bylaws	65
Underwriting	69
Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar	72
Reports to Shareholders	72
Validity of the Common Shares	72
Table of Contents for the Statement of Additional Information	73

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund is not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

     This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund’s Common Shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the “SAI”), especially the information set forth under the heading “Principal Risks of the Fund.”

The Fund

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated is a newly organized, non-diversified, closed-end management investment company. Throughout this prospectus, we refer to it simply as the “Fund” or as “we,” “us” or “our.” See “The Fund.”

The Offering

The Fund is offering 18,000,000 shares of common stock (“Common Shares”) through a group of underwriters led by Wells Fargo Securities, LLC and Raymond James & Associates, Inc. The underwriters have been granted an option to purchase up to 2,700,000 additional Common Shares solely to cover overallotments, if any. The initial public offering price is $25.00 per Common Share. Flaherty & Crumrine Incorporated (the “Adviser” or “Flaherty & Crumrine”) has agreed to pay for all of the Fund’s organizational expenses and offering expenses (other than the sales load) to the extent these organizational and offering expenses in the aggregate exceed $0.05 per Common Share. The minimum investment in the Fund is 100 Common Shares ($2,500). See “Underwriting.”

Investment Objective and Policies

The Fund’s investment objective is to seek total return, with an emphasis on high current income. The Fund’s investment objective is considered non-fundamental and may be changed by the Fund’s Board of Directors (the “Board of Directors”) without shareholder approval. The Fund’s investment policies also may be changed by the Board of Directors without shareholder approval, unless otherwise noted in this Prospectus or the SAI. However, the Fund’s investment objective and its 80% policy described below may only be changed upon 60 days’ prior written notice to the Fund’s shareholders. See “Investment Objective and Policies.”

Under normal market conditions, the Fund invests at least 80% of its Managed Assets (defined below) in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies, including traditional preferred stock, hybrid and trust preferred securities that have characteristics of both equity and debt securities, convertible securities, subordinated debt and senior debt. “Managed Assets” are the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock (“Preferred Shares”) issued by the Fund, if any, and the proceeds of any reverse repurchase agreements (“Reverse Repurchase Agreements”) entered into by the Fund.

The Fund will invest, under normal market conditions, more than 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokers and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. For example, the Fund could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate in light of current market and credit conditions.

The Fund may invest up to 100% of its Managed Assets in securities of U.S. companies, and may also invest up to 100% of its Managed Assets in securities of non-U.S. companies. In addition, the Fund may invest its Managed Assets in U.S. dollar-denominated American Depositary Receipts (“ADRs”), U.S. dollar-denominated foreign stocks traded on U.S. exchanges and U.S. dollar-denominated and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States.

The Fund will invest at least 80% of its Managed Assets in (i) investment grade quality securities or (ii) below investment grade quality securities of companies with investment grade senior unsecured debt outstanding, in either case determined at the time of purchase. Consequently, the Fund may invest up to 20% of its Managed Assets in securities of companies with below investment grade quality senior unsecured debt outstanding. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” Some of the Fund’s Managed Assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in securities of below investment grade quality, an investment in the Fund should be considered speculative. The maturities of securities in which the Fund will invest generally will be longer-term (perpetual, in the case of some preferred securities, and ten years or more for other preferred and debt securities); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term securities. Although the Fund can buy securities of any maturity, it initially expects to have an effective duration between 9 and 14 years. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.

The portion of the Fund’s Managed Assets not invested in preferred and other income-producing securities may be invested in, among other securities, money market instruments, money market mutual funds, asset-backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Securities”) and such obligations which are subject to repurchase agreements and commercial paper. Depending on market conditions, these investments may at times have a higher or lower yield than preferred securities and other income-producing securities in which the Fund invests.

Investment Portfolio	Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies, including:

  Traditional preferred stock;

  Hybrid and trust preferred securities that have characteristics of both equity and debt securities;

  Convertible securities;

  Subordinated debt; and

  Senior debt

These securities may be across a wide range of sectors and industries. The Fund may also invest in common stocks and Government Securities. These securities are not included within the Fund’s 80% investment policy.

Primary Investment Strategies and Techniques

Preferred Securities. Preferred securities share many investment characteristics with both bonds and common stock; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks of investing in equity-income funds or both equity funds and bond funds. Similar to bonds, preferred securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, like common stock, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt, and the company can skip or defer dividend or interest payments for extended periods of time without triggering an event of default. Further, different types of preferred securities can be junior or senior to other types of preferred securities in both priority of payment of dividends or interest and/or the liquidation of a company’s assets.

Preferred securities can be structured differently for retail and institutional investors, and the Fund may purchase either structure. The retail segment is typified by $25 par securities that are listed on the NYSE and which trade and are quoted with accreted dividend or interest income included in the price. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, and which trade over-the-counter (“OTC”) and are quoted on a “clean” price, i.e., without accrued dividend or interest income included in the price.

While preferred securities can be issued with a final maturity date, others (including most traditional preferred stock) are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities.

There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities for federal income tax purposes. The second basic type is referred to in this prospectus as hybrid-preferred securities. Hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. Hybrid-preferred securities are considered debt securities for federal income tax purposes.

The Fund may invest up to 100% of its Managed Assets in floating-rate and fixed-to-floating-rate preferred securities. Floating-rate and fixed-to-floating-rate preferred securities may be traditional preferred or hybrid-preferred securities. The terms of floating-rate preferred securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. Because of the interest rate reset feature, floating-rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating-rate securities will participate in any declines in interest rates as well. Similarly, a fixed-to-floating-rate security may be less price- sensitive to rising interest rates (or yields), because it has a rate of payment that is fixed for a certain period (typically five, ten or thirty years when first issued), after which period a floating-rate of payment applies.

Debt Securities. The Fund may invest in a variety of debt securities, including corporate senior or subordinated debt securities and U.S. government securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Senior debt refers to debt that is in first-lien position. In the event of a default and subsequent liquidation, the senior lender has first priority in recouping its investment. Subordinated debt, also known as mezzanine or junior debt is a second-level of debt. Such debt is referred to as subordinate, because the debt providers (lenders) have subordinate status in relationship to the senior debt.

Non-U.S. Investments. The Fund may invest up to 100% of its Managed Assets in securities of U.S. companies, and may also invest up to 100% of its Managed Assets in securities of non-U.S. companies. The Fund may invest its Managed Assets in U.S. dollar-denominated ADRs, U.S. dollar-denominated foreign stocks traded on U.S. exchanges and U.S. dollar-denominated and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States. ADRs are receipts issued by a bank or trust company to evidence ownership of the underlying securities issued by non-U.S. companies.

Convertible Securities. The Fund may invest in convertible securities, which have investment characteristics of both bonds and common stocks. Convertible securities are generally debt securities or preferred stock that may be converted into common stock; in some cases, conversions may be mandatory. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged. A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

Concentration in Financials Sector. The Fund will invest, under normal market conditions, more than 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokers and REIT industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. For example, the Fund could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate in light of current market and credit conditions.

REITs. The Fund may invest in REITs which are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. The Fund may invest in REITs of any market capitalization; however, even the larger REITs tend to be small- to medium-sized companies in relation to the equity markets as a whole. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Dividends paid by REITs will not be eligible for the dividends received deduction and generally will not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended (the “Code”).

Illiquid Securities. The Fund may invest without limit in instruments that lack a secondary trading market or are otherwise considered illiquid. Generally, illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the Federal securities laws, which securities are liquid or illiquid. The Board of Directors has delegated to the Adviser the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors and/or the Adviser will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

Additional Investment Strategies and Techniques

Common Stocks. The Fund may invest up to 15% of its Managed Assets in common stocks, which represent residual ownership interest in issuers and include rights or warrants to purchase common stocks. Holders of common stocks are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Derivatives. The Fund expects that its initial use of derivatives will involve interest rate and other hedging transactions, such as pay-fixed interest rate swaps, interest rate cap transactions or Eurodollar strips, designed to reduce the interest rate risk of its use of leverage. The Fund also may engage in derivatives transactions to manage duration in the Fund’s portfolio. The Fund also may use options on treasury futures contracts for purposes of hedging interest rate exposure in the portfolio and has the authority to use other types of derivative investments for hedging or to increase expected return. The Fund may, for example, use futures, total return swaps, credit default swaps, options and other derivative instruments and may short certain securities to hedge the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of their investments to more closely approximate those of the markets in which they invest), to manage cash flows, to increase total return or to preserve capital.

Credit Derivatives. The market value of the Fund’s investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 10% of the Fund’s Managed Assets. The notional amount of the credit exposure to which the Fund is subject when it sells credit protection will not exceed 33⅓% of the Fund’s Managed Assets.

New Issues and Follow-On Offerings. In addition to purchasing securities in the secondary market, the Fund intends to seek investment opportunities in new issues and follow-on or secondary offerings of preferred securities. The Adviser, as an institutional investor, may have access to new issues and secondary offerings that may not be fully available to retail investors. By investing in such offerings, the Adviser may be able to secure favorable terms for the Fund, such as attractive pricing relative to other securities available in the secondary market. The Adviser has developed relationships with issuers and underwriters that it believes could afford the Fund competitive advantages in evaluating and managing these investment opportunities in preferred securities.

Investment Companies. The Fund may also invest in securities of open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Fund may invest directly. The Fund may invest in the securities of ETFs in excess of the limits imposed under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to exemptive orders obtained by certain ETFs and their sponsors from the Securities and Exchange Commission (“SEC”). An ETF is a fund that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs and registered closed-end investment companies generally trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. As a shareholder in an investment company, the Fund will bear its pro rata portion of that investment company’s expenses, and will remain subject to payment of the Fund’s advisory and administrative fees with respect to assets invested in such underlying investment companies. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs or an exchanged-traded closed-end investment company. Securities of other investment companies may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

Temporary Defensive Policy, Cash Equivalents and Short Term Investments. Under normal conditions, the Fund invests substantially all of its assets with the goal of attaining its investment objective. The remainder of the Fund’s assets may be held as cash or invested in short-term securities or cash equivalents. The percentage of the Fund invested in such holdings varies and depends heavily on current market conditions, among other factors. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short term investments, see the SAI.

There can be no assurance that the Fund’s investment objective will be achieved. For additional information about the Fund’s portfolio composition, see “Investment Objective and Policies.”

Use of Leverage

The Fund currently intends to seek to enhance the level of its distributions and total return through the use of leverage. The Fund may utilize economic leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), Preferred Shares and Reverse Repurchase Agreements in an amount, determined at the time of issuance of such leverage, up to 33⅓% of its Managed Assets (including the amount borrowed). After the Fund has fully invested the net proceeds of this offering, the Fund currently intends to borrow money under a credit facility in an initial aggregate amount up to approximately 33⅓% (as determined immediately after borrowing) of the value of its Managed Assets.

There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of its distributions or total return. The net asset value of the Fund’s Common Shares will be reduced by the issuance or incurrence costs of any leverage. Through leveraging, the Fund will seek to obtain a higher return for shareholders of the Fund’s shares of common stock (“Common Shareholders”) than if the Fund did not utilize leverage. Leverage is a speculative technique and there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage—Leverage Risk.”

Under the 1940 Act, the Fund may utilize leverage through (i) Borrowings if the principal amount of such Borrowings, at the time of issuance, generally does not exceed 33⅓% of the Fund’s total assets less liabilities other than the Borrowings and (ii) the issuance of Preferred Shares if immediately after such issuance, the liquidation value of the outstanding Preferred Shares does not exceed 50% of the Fund’s total assets (including the proceeds from the issuance) less liabilities other than Borrowings. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. Although it currently has no intention of doing so, the Fund may utilize leverage through Reverse Repurchase Agreements, in which the Fund transfers portfolio securities to a financial institution in exchange for cash with an agreement to repurchase such securities on a future date at a specified price. At the time the Fund enters into a Reverse Repurchase Agreement, the Fund will “cover” its exposure under the Reverse Repurchase Agreement by designating on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). As a result, a Reverse Repurchase Agreement will not be considered a senior security under the 1940 Act. However, even to the extent that the Fund segregates liquid assets, enters into offsetting transactions or otherwise covers such transactions, the amount of financing the Fund may initially obtain through Reverse Repurchase Agreements will not exceed 33⅓% of the Fund’s Managed Assets. The Fund has no current intention to issue Preferred Shares or to use Reverse Repurchase Agreements for leverage. See “Use of Leverage—Leverage Risk.”

In order to seek to reduce the interest rate risk of the Fund’s leverage through Borrowings, which typically have a floating-rate of interest, the Fund may, but is not required to, enter into interest rate swap transactions or Eurodollar strips to offset increases in short-term interest rates. The Fund also may initially enter into interest rate cap transactions to seek to reduce the interest rate risk of its leverage. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund’s Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund’s Common Shares. Buying interest rate caps could enhance the performance of the Fund’s Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net income of the Fund’s Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. See “Use of Leverage—Interest Rate Derivative Transactions.”

So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Shareholders to realize higher net return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. See “Use of Leverage—Leverage Risk.”

The Fund is currently negotiating with commercial banks and other financial institutions to arrange a fixed or floating rate credit facility (the “Credit Facility”) pursuant to which the Fund would expect to be entitled to borrow funds from time to time in accordance with the terms of the Credit Facility. The Fund expects to enter into the Credit Facility shortly after the Fund’s commencement of operations. Any such Borrowings, as well as the issuance of notes or other debt securities or Preferred Shares, would constitute financial leverage and would be subject to the asset coverage requirements imposed by the 1940 Act with respect to the amount of the borrowings and may limit the Fund’s ability to declare dividends and distributions or repurchase its capital stock. The Fund may choose not to enter into the Credit Facility. If the Fund does not borrow the full amount under the Credit Facility, it may be charged a commitment fee on the aggregate undrawn commitment amount. However, the Fund expects to be fully drawn under the Credit Facility and therefore does not expect to be subject to any undrawn commitment fees.

Investment Adviser

Flaherty & Crumrine Incorporated is the investment adviser of the Fund under an investment advisory agreement (the “Investment Advisory Agreement”). The Adviser, a registered investment adviser, was formed in 1983, and its clients include pension plans, endowment funds and institutional investors and investment companies, including open-end and closed-end funds. As of February 28, 2013, the Adviser had approximately $5.2 billion of assets under management.

The Fund will pay the Adviser a monthly fee for its advisory services equal to an annual rate of 0.575 of 1.00% on the first $200 million of the Fund’s average daily Managed Assets, and 0.50 of 1.00% on the Fund’s average daily Managed Assets above $200 million. See “Management of the Fund—Investment Adviser.” If the Fund utilizes leverage, the fees paid to the Adviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which include the principal amount of outstanding Borrowings, the liquidation preference of Preferred Shares, if any, and the proceeds of any Reverse Repurchase Agreements. The Fund’s investment management fees and other expenses are paid only by the Common Shareholders, and not by holders of Preferred Shares, if any. See “Use of Leverage.”

Investor Support Services

The Fund has retained Destra Capital Investments LLC (“Destra” or the “Servicing Agent”), a registered broker-dealer, to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the stock exchange specialist for the Fund’s Common Shares, and with the closed-end fund analyst community regarding the Fund on a regular basis, and developing and maintaining a website for the Fund. See “Management of the Fund — Investor Support Services.”

Administrator

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as the Fund’s administrator (the “Administrator”). The Administrator calculates the net asset value of the Fund’s Common Shares and generally assists in all aspects of the Fund’s administration and operation. See “Management of the Fund — Administrator, Transfer Agent and Custodian.”

Listing and Symbol	The Fund’s Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol “DFP.”

Dividends and Distributions

The Fund expects to distribute throughout the year, primarily in the form of regular monthly distributions, substantially all (on an annual basis) of its net investment income (that is, income other than net realized long-term and short-term capital gains) and its net realized short-term capital gains, if any. Initial distributions to common shareholders are expected to be declared approximately 45 days and paid approximately 60 to 90 days, after the completion of the offering of Common Shares. Realized long term capital gains, if any, are expected to be distributed annually. Fund distributions will retain the tax characteristics of the underlying dividends received from the Fund’s investments. Thus, Fund distributions that derive from dividends paid by U.S. corporations and certain foreign corporations will be characterized as qualified dividend income (“QDI”) for individual shareholders, and Fund distributions that derive from dividends paid by U.S. corporations will be eligible for the dividends-received deduction (“DRD”) for corporate shareholders, in each case subject to the Fund and the shareholder meeting certain investment holding period requirements. Fund distributions that derive from interest on debt securities and dividends on “hybrid” preferred securities are generally fully taxable to shareholders and are not eligible for DRD or QDI characterization. Individuals will generally be taxed at long-term capital gain rates on QDI. For more information regarding QDI and DRD, see “Taxation.”

Dividend Reinvestment and Cash Purchase Plan

The Fund has a dividend reinvestment and cash purchase plan (the “Plan”) commonly referred to as an “opt-out” plan. Each Common Shareholder who does not specifically elect in writing to receive cash will automatically participate in the Plan and will have all distributions of dividends reinvested in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all distributions in cash, paid by check. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. See “Dividends and Distributions—Dividend Reinvestment and Cash Purchase Plan” and “Taxation.”

Custodian	The Bank of New York Mellon (the “Custodian”) will act as custodian for the Fund. See “Management of the Fund — Administrator, Transfer Agent and Custodian.”

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. also serves as the Fund’s transfer agent, dividend disbursing agent and registrar (“transfer agent”). See “Management of the Fund — Administrator, Transfer Agent and Custodian.”

Principal Risks of the Fund

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. See “The Fund.”

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. The Fund’s Common Shares may be affected by such factors as liquidity and market supply and demand. In addition, the common shares of closed-end management investment companies frequently trade at a discount from their NAV. The Fund cannot assure you that its Common Shares will trade at a price higher than or equal to NAV.

Market Risk. The market values of securities owned by the Fund may decline, at times sharply and unpredictably. Under normal conditions, markets generally move in cycles over time, with periods of rising prices followed by periods of declining prices. These fluctuations could be a sustained trend or a drastic movement and the value of your investment may reflect these fluctuations. The Fund may utilize leverage, which magnifies this risk. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. See “Use of Leverage—Leverage Risk.”

Preferred and Subordinated Securities Risk. Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled. If this occurs, the Fund may be forced to reinvest in lower yielding securities. See “Principal Risks of the Fund—Preferred and Subordinated Securities Risk.”

Hybrid-Preferred Securities Risk. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Payments on hybrid-preferred securities may be deferred for extended periods of time without default consequences to the issuer. Deferral will have adverse tax consequences for an investor in the Fund. During a deferral period, an investor in the Fund will incur a tax liability on the deferred interest income which will continue to accrue on the hybrid-preferred security, even though it is not actually paid. Because the Fund values the deferred income in calculating its net asset value, the Adviser will also receive a fee on this deferred income. Hybrid-preferred securities are also subject to event risk, which encompasses the variety of events, including default, that could occur that can affect an issuer’s ability to repay its debt obligations in a timely manner. Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. In some cases, when investing in these hybrid-preferred securities issued by trusts or other special purpose entities, the Fund may not have recourse against the operating company in the event that the trust or other special purpose entity cannot pay the obligation and therefore, the Fund may lose some or all of the value of its investments in the hybrid-preferred security. In addition, in the event of the bankruptcy or dissolution of such an entity, the Fund may lose the value of some or all of its investment in the hybrid-preferred security, as investors in such securities would be paid only after all payments are made to senior debt holders.

Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

Interest Rate Risk. If interest rates rise, in particular, if long term interest rates rise, the prices of fixed rate securities held by the Fund will fall. See “Principal Risks of the Fund—Interest Rate Risk.”

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%. Because the Fund initially expects to have a long duration, it will be more sensitive to interest rate or yield changes. Although the Fund can buy securities of any maturity, it initially expects to have an effective duration between 9 and 14 years. Because of events affecting the bond markets and interest rate changes, the duration of the portfolio might not meet its target duration at all times. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration, including investments in floating-rate and fixed-to-floating-rate securities and interest rate and other hedging transactions such as pay-fixed interest rate swaps, interest rate cap transactions or Eurodollar strips, designed to reduce the interest rate risk. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Floating-Rate and Fixed-to-Floating-Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

Liquidity Risk. The Fund may invest, without limit, in illiquid securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet any potentially large redemption requests by Fund shareholders.

Concentration Risk. The Fund intends to invest 25% or more of its total assets in the financials sector. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting the financials sector.

Financials Sector Risk. The financials sector is especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

U.S. and foreign laws and regulations require banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. A bank’s failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt and preferred securities, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, such as imposing resolution authority, conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company’s cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends or ultimately to redeem its securities (as they mature).

Similarly, U.S. and foreign laws and regulations require insurance companies to maintain minimum levels of capital and liquidity. An insurance company’s failure to maintain these capital ratios may also trigger dividend restrictions, suspensions on payments of subordinated debt, and limitations on growth. Insurance regulators (at the state-level in the United States) have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying insurance companies even when these companies continue to be solvent, thereby possibly resulting in the elimination of shareholders’ equity. In addition, insurance regulators have extensive authority in some categories of insurance of approving premium levels and setting required levels of underwriting.

Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either market. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure, the availability of Funds to borrow and interest rates. See “Principal Risks of the Fund—Financials Sector Risk.”

REITs Risk. Investments in REITs expose the Fund to risks similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the quality of the property management, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions.

Foreign Investment Risk. Because the Fund may invest its assets in foreign instruments, the value of Fund shares can be adversely affected by political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. See “Principal Risks of the Fund—Foreign Investment Risk.”

Currency Risk. Since a portion of the Fund’s assets may be invested in securities denominated in foreign currencies, changes in currency exchange rates may adversely affect the Fund’s net asset value, the value of dividends and income earned, and gains and losses realized on the sale of securities. See “Principal Risks of the Fund—Currency Risk.”

Non-Diversification Risk. The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain securities.

Convertible Securities Risk. The market value of a convertible security often performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. See “Principal Risks of the Fund—Convertible Securities Risk.”

High Yield Securities Risk. Although high yield securities generally pay higher rates of interest than investment grade securities, high yield securities are high risk investments that may cause income and principal losses for the Fund. High yield securities may be issued by less creditworthy issuers. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, for example, leaving few or no assets available to repay high yield bond holders. Prices of high yield securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. Issuers of high yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing. High yield securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income. High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There may be significant differences in the prices quoted for high yield securities by dealers in the market. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. See “Principal Risks of the Fund—High Yield Securities Risk.”

Selection Risk. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Management Risk. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Leverage Risk. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There is no assurance that leveraging strategy will be successful. Leverage involves risks and special considerations for holders of Common Shares, including:

  the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

  the risk that fluctuations in the interest or dividend rates that the Fund must pay on any leverage will reduce the return on the holders of the Common Shares;

  the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

  when the Fund uses financial leverage, the management fees payable to the Adviser will be higher than if the Fund did not use leverage; and

  leverage may increase operating costs, which may reduce total return.

For a more detailed description of the risks associated with leverage, see “Use of Leverage—Leverage Risk.”

Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. We cannot predict whether the Common Shares will trade at, above or below net asset value. Net asset value will be reduced immediately following the offering of the Common Shares by the amount of the sales load and the amount of organizational and offering expenses paid by the

Fund, to the extent such expenses are not borne by the Adviser. See “Principal Risks of the Fund—Risk of Market Price Discount from Net Asset Value.”

Given the risks described above, an investment in the Fund’s Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Additional Risk Considerations

Potential Conflicts of Interest Risk. The Adviser provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Adviser intends to engage in such activities and may receive compensation from third parties for its services. The Adviser is not under any obligation to share any investment opportunity with the Fund. As a result, other clients of the Adviser with similar strategies may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities may differ from those of other accounts managed by the Adviser, and it is possible that the Fund could sustain losses during periods in which one or more of the other accounts managed by the Adviser achieve profits. The Adviser has informed the Fund’s Board of Directors that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The Adviser has adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by the Adviser in a fair and equitable manner.

Dependence on Key Personnel Risk. The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Adviser might not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds. In addition, the performance of the Fund may also depend on the experience and expertise of individuals who become associated with the Adviser in the future.

Portfolio Turnover Risk. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Adviser, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to Common Shareholders, would be taxable to such shareholders as ordinary income. See “Additional Risk Considerations—Portfolio Turnover Risk.”

Risk of Anti-Takeover Provisions. Certain provisions of the Fund’s charter (the “Charter”) and Bylaws (the “Bylaws”) could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify the Fund’s structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. See “Certain Provisions of the Charter and Bylaws” and “Additional Risk Considerations—Risk of Anti-Takeover Provisions.”

Derivatives Risk. The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments). In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Adviser may not be able to predict correctly market conditions, liquidity or the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax.

In addition, the derivatives market is subject to a changing regulatory environment. In particular, adoption of derivatives legislation by the United States Congress, including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), could have an adverse effect on the Fund’s ability to use derivative instruments. The Dodd-Frank Act provides for new regulation of certain portions of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. The extent and impact of the regulation is not yet known and may not be known for some time. The new regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. See “Additional Risk Considerations—Derivatives Risk.”

Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies are subject to market and selection risk. As a shareholder in an investment company, the Fund will bear its pro rata portion of that investment company’s expenses, and will remain subject to payment of the Fund’s advisory and administrative fees with respect to assets invested in such underlying investment companies. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Investing in ETFs will give the Fund exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs are traded on exchanges and may trade at either a premium or discount to net asset value. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. See “Additional Risk Considerations—Investment in Other Investment Companies Risk.”

Market Disruption Risk. Global financial markets have recently experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States and around the world were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.

The instability in the financial markets has led governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.

The current financial market situation, as well as various social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. See “Additional Risk Considerations—Market Disruption Risk.”

SUMMARY OF FUND EXPENSES

     The purpose of the following table and example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table under “Other expenses” and “Total annual Fund operating expenses” are based on estimated amounts for the Fund’s first year of operations and assumes that the Fund issues 18,000,000 Common Shares. The table also assumes the use of leverage in the form of borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”) in an amount equal to 33⅓% of the Fund’s Managed Assets (after the leverage is incurred), and shows Fund expenses as a percentage of net assets attributable to Common Shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table.

Shareholder Transaction Expenses	Percentage of Offering Price
Sales load paid by you (as a percentage of offering price)	4.50%
Offering Expenses borne by Common Shareholders
(as a percentage of offering price)(1)(2)	0.20%
Dividend reinvestment and cash purchase plan fees	None
Expenses Associated with the Arrangement of a Credit Facility
and/or Use of Leverage	0%

Annual Expenses	Percentage of Net Assets(7) Attributable to Common Shares (Assumes Leverage is Used)
Investment management fee(3)	0.78%
Interest payments on borrowed funds(4)	0.625%
Other expenses(5)	0.34%
Acquired fund fees and expenses(6)	None
Total annual Fund operating expenses	1.75%
____________________

(1)	The Adviser has agreed to pay for all of the Fund’s organizational expenses and offering expenses (other than the sales load) to the extent these organizational and offering expenses in the aggregate exceed $0.05 per Common Share (0.20% of the offering price). Assuming the Fund issues 18,000,000 Common Shares for $25.00 per share, the Fund’s offering costs are estimated to be approximately $900,000, all of which is expected to be borne by the Fund. Offering expenses borne by Common Shareholders will result in a reduction of capital of the Fund attributable to the Common Shares.

(2)	The Adviser (and not the Fund) has agreed to pay from its own assets structuring fees to Wells Fargo Securities, LLC and Raymond James & Associates, Inc. In addition, the Adviser (and not the Fund) has agreed to pay from its own assets a sales incentive fee to each of The GMS Group, LLC, Stifel, Nicolaus & Co., Inc. and Wedbush Securities Inc. The Adviser (and not the Fund) has agreed to pay Destra for distribution assistance in connection with the offering. The structuring, distribution assistance and other fees referenced in this footnote are not reflected in the sales load. See “Underwriting.”

(3)	The Adviser will receive a monthly management fee for its advisory services equal to an effective annual rate of 0.52% of the Fund’s average daily Managed Assets assuming that 18,000,000 shares of Common Stock are sold and the anticipated amount of leverage of 33⅓% of the Fund’s Managed Assets is used.

(4)	Interest expense assumes that leverage will represent up to 33⅓% of the Fund’s Managed Assets and charge interest or involve payment at a rate set by an interest rate transaction at an annual average rate of approximately 1.25%.

(5)

The “Other expenses” shown in the tables above and related footnotes are based upon estimated amounts for the current fiscal year and assumes that the Fund issues approximately 18,000,000 Common Shares.

(6)

Fund investors will bear indirectly the fees and expenses (including investment advisory fees and other operating expenses) of any investment companies in which the Fund invests. For purposes of this calculation, the Adviser assumed that 0% of the Fund’s portfolio will be invested in acquired funds, although such percentage may vary over time.

(7)

For purposes of the Fee Table, the Fund’s net assets have been calculated as Managed Assets less the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of Preferred Shares issued by the Fund, if any, and the proceeds of any reverse repurchase agreements (“Reverse Repurchase Agreements”) entered into by the Fund.

Example

     The following example illustrates the hypothetical expenses (including the sales load of $45.00, estimated offering expenses of this offering of $2.00 and the estimated costs of Borrowings assuming the Fund utilizes leverage representing 33⅓% of the Fund’s Managed Assets) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 1.75% of net assets attributable to Common Shares and (2) a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$66	$100	$138	$241
____________________

*	The examples above should not be considered a representation of future expenses. Actual expenses may be higher or lower. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table is accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

     The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on October 10, 2012 and is registered as an investment company under the 1940 Act. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101, and its telephone number is (626) 795-7300.

USE OF PROCEEDS

     We estimate the net proceeds of this offering, after deducting sales load, organizational expenses and offering costs (other than the sales load) that do not exceed $0.05 per Common Share, to be $428,850,000, or $493,177,500 assuming exercise of the overallotment option in full. The net proceeds will be invested in accordance with the policies set forth under “Investment Objective and Policies.” A portion of the organizational and offering expenses of the Fund has been advanced by the Adviser and will be repaid by the Fund upon closing of this offering. The Adviser has agreed to pay for all of the Fund’s organizational expenses and offering expenses (other than the sales load) to the extent these organizational and offering expenses in the aggregate exceed $0.05 per Common Share.

     The Fund estimates that the net proceeds of this offering will be fully invested in accordance with its investment objective and policies within 60 days of the initial public offering. Pending such investments, those proceeds may be invested in cash, cash equivalents, government securities and short-term fixed income securities. See “Investment Objective and Policies.”

INVESTMENT OBJECTIVE AND POLICIES

General

     The Fund’s investment objective is to seek total return, with an emphasis on high current income. The Fund’s investment objective is considered non-fundamental and may be changed by the Board of Directors without shareholder approval. The Fund’s investment policies also may be changed by the Board of Directors without shareholder approval, unless otherwise noted in this Prospectus or the SAI. However, the Fund’s investment objective and its 80% policy described below may only be changed upon 60 days’ prior written notice to the Fund’s shareholders.

     Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies, including traditional preferred stock, hybrid and trust preferred securities that have characteristics of both equity and debt securities, convertible securities, subordinated debt and senior debt. “Managed Assets” are the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock (“Preferred Shares”) issued by the Fund, if any, and the proceeds of any Reverse Repurchase Agreements entered into by the Fund.

     The Adviser attempts to identify, through independent credit analysis, analysis of security terms and structure and market supply/demand imbalances, those preferred and debt securities that provide opportunities for high relative total return and income. This analysis may include the position of the security in the issuer’s capital structure, as well as the Adviser’s outlook for particular industries, sectors and the U.S. and global economy and preferred and fixed income markets generally. In addition, there have been numerous instances in the past when, for periods of time, the various sectors of income-producing asset classes have moved independently of one another, eventually restoring more traditional relationships. The Adviser believes it is well positioned to possibly take advantage of such inefficiencies and pricing anomalies in the income-producing securities markets in an attempt to enhance investment performance.

     The Fund anticipates that it will actively reposition its portfolio holdings both “horizontally” among issuers and obligors as well as “vertically” among a particular issuer’s common preferred and debt securities, or credit derivatives thereon, in pursuing its investment objective. A horizontal type of securities transaction would be one where the Fund sold a security of one issuer in order to purchase another security of a different issuer, but where both securities rank the same in the capital structure. For example, the Fund might sell a lower yielding preferred stock of Company X in order to buy a higher yielding preferred stock of Company Y.

     By contrast, a vertical type of trade would be characterized by a movement up or down in the capital structure of issuers. For example, if the yield on debt securities of a particular issuer were unusually high, as compared with the yield of its preferred stock, the Fund might sell its holdings of preferred securities and use the proceeds to go “up” in the capital structure by purchasing such issuer’s debt securities. As a result, the techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover.

     In selecting individual securities for investment, the Adviser considers, among other things, current yield, price variability and the underlying fundamental characteristics of the issuer, with particular emphasis on capital structure, interest and dividend coverage, and the potential for the timely payment of dividends and interest. Flaherty & Crumrine maintains a proprietary database that includes information on the securities in which it invests.

     The Fund will invest, under normal market conditions, more than 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokers and REIT industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. For example, the Fund could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate in light of current market and credit conditions.

     The Fund may invest up to 100% of its Managed Assets in securities of U.S. companies, and may also invest up to 100% of its Managed Assets in securities of non-U.S. companies. In addition, the Fund may invest its Managed Assets in U.S. dollar-denominated American Depositary Receipts (“ADRs”), U.S. dollar-denominated foreign stocks traded on U.S. exchanges and U.S. dollar-denominated and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States.

     The Fund will invest at least 80% of its Managed Assets in (i) investment grade quality securities or (ii) below investment grade quality securities of companies with investment grade senior unsecured debt outstanding, in either case determined at the time of purchase. Consequently, the Fund may invest up to 20% of its Managed Assets in securities of companies with below investment grade quality senior unsecured debt outstanding. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” Some of the Fund’s Managed Assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in securities of below investment grade quality, an investment in the Fund should be considered speculative. The maturities of securities in which the Fund will invest generally will be longer-term (perpetual, in the case of some preferred securities, and ten years or more for other preferred and debt securities); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term securities. Although the Fund can buy securities of any maturity, it initially expects to have an effective duration between 9 and 14 years. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.

     The portion of the Fund’s Managed Assets not invested in preferred and other income-producing securities may be invested in, among other securities, money market instruments, money market mutual funds, asset-backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Securities”) and such obligations which are subject to repurchase agreements and commercial paper. Depending on market conditions, these investments may at times have a higher or lower yield than preferred securities and other income-producing securities in which the Fund invests.

Investment Portfolio

     Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies, including:

  Traditional preferred stock;

  Hybrid and trust preferred securities that have characteristics of both equity and debt securities;

  Convertible securities;

  Subordinated debt; and

  Senior debt

     These securities may be across a wide range of sectors and industries. The Fund may also invest in common stocks and Government Securities. These securities are not included within the Fund’s 80% investment policy.

     A more detailed description of our investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the SAI.

Primary Investment Strategies and Techniques

     Preferred Securities. Preferred securities share many investment characteristics with both bonds and common stock; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks of investing in equity-income funds or both equity funds and bond funds. Similar to bonds, preferred securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, like common stock, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt, and the company can skip or defer dividend or interest payments for extended periods of time without triggering an event of default. Further, different types of preferred securities can be junior or senior to other types of preferred securities in both priority of payment of dividends or interest and/or the liquidation of a company’s assets.

     Preferred securities can be structured differently for retail and institutional investors, and the Fund may purchase either structure. The retail segment is typified by $25 par securities that are listed on the NYSE and which trade and are quoted with accreted dividend or interest income included in the price. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, and which trade OTC and are quoted on a “clean” price, i.e., without accrued dividend or interest income included in the price.

     While preferred securities can be issued with a final maturity date, others (including most traditional preferred stock) are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities.

     Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and in the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on certain preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

     The Fund may invest up to 100% of its Managed Assets in floating-rate and fixed-to-floating-rate preferred securities. Floating-rate and fixed-to-floating-rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Because of the interest rate reset feature, floating-rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating-rate securities will participate in any declines in interest rates as well. Similarly, a fixed-to-floating-rate security may be less price-sensitive to rising interest rates (or yields), because it has a rate of payment that is fixed for a certain period (typically five, ten or thirty years when first issued), after which period a floating-rate of payment applies. The Fund will invest significantly in both floating-rate and fixed-to-floating-rate preferred securities.

     Corporate shareholders of the Fund generally are permitted to claim the 70% DRD with respect to that portion of their distributions from the Fund attributable to amounts received by the Fund that qualify for the DRD, provided such amounts are properly reported by the Fund and certain holding period requirements are met at both the Fund and shareholder level. However, not all traditional preferred securities pay dividends that are eligible for the DRD.

     Individual shareholders of the Fund generally may be eligible to treat as QDI that portion of their distributions from the Fund attributable to QDI received and reported as such by the Fund, provided certain holding period requirements are met at both the Fund and shareholder level. However, not all traditional preferred securities will provide significant benefits under the rules relating to QDI. Individuals will generally be taxed at long-term capital gain rates on QDI. For more information regarding QDI and DRD, see “Taxation” below.

     Within the category of traditional preferred securities, the Fund may invest in traditional preferred securities issued by real estate companies, including REITs. REIT preferred securities are generally perpetual in nature, although REITs often have the ability to redeem the preferred securities after a specified period of time. The market value of REIT preferred securities may be affected by favorable and unfavorable changes affecting a particular REIT. While sharing characteristics of other traditional preferred securities, dividends from REIT preferred securities do not qualify for the DRD and generally do not constitute QDI. The Fund may invest in REITs of any market capitalization; however, even the larger REITs tend to be small- to medium-sized companies in relation to the equity markets as a whole.

     Hybrid-Preferred Securities. Hybrid-preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, as described below, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

     Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for 18 months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid-preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity because of their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust originated preferred securities; monthly income preferred securities; quarterly income bond securities; quarterly income debt securities; quarterly income preferred securities; corporate trust securities; public income notes; and other hybrid-preferred securities.

     Hybrid-preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid. Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not direct obligations of the operating company. The Fund may invest in hybrid-preferred securities issued by trusts or other special purpose entities regardless of whether the obligations of the trust or other special purpose entity are guaranteed by the operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. For U.S. federal income tax purposes, holders of the trust preferred securities generally are treated as owning beneficial interests in the underlying debt of the operating company held by the trust or special purpose entity, and payments on the hybrid-preferred securities are generally treated as interest rather than dividends. As such, payments on the hybrid-preferred securities are not eligible for the DRD or the reduced rates of tax that may apply to QDI. The trust or special purpose entity would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

     Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. Corporate trust securities (CORTS®) and public income notes (PINES®) are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities.

     Debt Securities. The Fund may invest in a variety of debt securities, including corporate senior or subordinated debt securities and U.S. government securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Senior debt refers to debt that is in first-lien position. In the event of a default and subsequent liquidation, the senior lender has first priority in recouping its investment. Subordinated debt, also known as mezzanine or junior debt is a second-level of debt. Such debt is referred to as subordinate, because the debt providers (lenders) have subordinate status in relationship to the senior debt.

     Non-U.S. Investments. The Fund may invest up to 100% of its Managed Assets in securities of non-U.S. companies. In addition, the Fund may invest its Managed Assets in U.S. dollar-denominated ADRs, U.S. dollar-denominated foreign stocks traded on U.S. exchanges and U.S. dollar-denominated and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States. Those securities that are traded in the United States have characteristics that are similar to traditional and hybrid-preferred securities. The Fund may also invest in securities of foreign companies in the form of ADRs, Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

     Convertible Securities. The Fund may invest in convertible securities, which have investment characteristics of both bonds and common stocks. Convertible securities are generally debt securities or preferred stock that may be converted into common stock; in some cases, conversions may be mandatory. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged. A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

     Concentration in Financials Sector. The Fund will invest, under normal market conditions, more than 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokers and REIT industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. For example, the Fund could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate in light of current market and credit conditions.

     REITs. The Fund may invest in REITs which are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. The Fund may invest in REITs of any market capitalization; however, even the larger REITs tend to be small- to medium-sized companies in relation to the equity markets as a whole. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Dividends paid by REITs do not qualify for the DRD and generally do not constitute QDI.

     Illiquid Securities. The Fund may invest, without limit, in illiquid securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. Generally, illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and securities which are otherwise not readily marketable. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Securities that do not have a readily available market may include certain small cap securities or certain unrated securities. Illiquid securities have the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, an institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers, which generally creates a more liquid market for securities eligible for resale under Rule 144A than other types of restricted securities.

     The Adviser will monitor the liquidity of restricted securities in the Fund’s portfolio, under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (e.g., the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); (5) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (6) other permissible relevant factors.

Additional Investment Strategies and Techniques

     Common Stocks. The Fund may invest up to 15% of its Managed Assets in common stocks, which represent residual ownership interest in issuers and include rights or warrants to purchase common stocks. Holders of common stocks are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The value of common stocks purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. Their value also may decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

     Derivatives. The Fund expects that its initial use of derivatives will involve interest rate and other hedging transactions, such as pay-fixed interest rate swaps, interest rate cap transactions or Eurodollar strips, designed to reduce the interest rate risk of its use of leverage. The Fund also may engage in derivatives transactions to manage duration in the Fund’s portfolio. In an interest rate swap, the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the variable rate borrowing it has incurred or any Preferred Shares it has issued. The payment obligation would be based on the notional amount of the swap. In an interest rate cap, the Fund pays a premium to the counterparty to the interest rate swap, and to the extent that a specified variable rate index exceeds a predetermined fixed rate, receives from the counterparty payments of the difference based on the notional amount of such cap. The Fund would use interest rate swaps or caps to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance on the Fund’s portfolio holdings or of the Fund’s Common Shares as a result of leverage. “Eurodollar strip” means a consecutive series of equal amounts of quarterly Eurodollar futures contracts at each settlement date. A Eurodollar strip may range from six-months to ten-years to final contract expiration.

     The Fund also may use options on treasury futures contracts for purposes of hedging interest rate exposure in the portfolio and has the authority to use other types of derivative investments for hedging or to increase expected return. The Fund may, for example, use futures, total return swaps, credit default swaps, options and other derivative instruments and may short certain securities to hedge the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of their investments to more closely approximate those of the markets in which they invest), to manage cash flows, to increase total return or to preserve capital.

     Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. The Fund may purchase listed options on various indices in which it may invest. When the Fund purchases an over-the-counter option, it increases its credit risk exposure to the counterparty. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

     Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.

     Credit Derivatives. The market value of the Fund’s investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 10% of the Fund’s Managed Assets. The notional amount of the credit exposure to which the Fund is subject when it sells credit protection will not exceed 33⅓% of the Fund’s Managed Assets. In managing credit risk and, in certain instances, to increase total return, the Fund may utilize credit derivatives, such as a credit default swap, in one of two ways. It may either “buy” credit protection, in which case, it would attempt to mitigate the risk of default or credit quality deterioration in all or a portion of its underlying portfolio of preferred and debt securities or in one or more individual holdings. This use of credit derivatives is similar in key respects to what is typically called a “fair value hedge”. Alternatively, the Fund may sell “credit protection, in which case the Fund would use credit derivatives in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer. This is analogous to what is often referred to in futures and options markets as an “anticipatory hedge”. The Fund will only “sell” credit protection with respect to securities in which it would be authorized to invest directly.

     When the Fund is a buyer of credit protection, the fair market value of its interest in such derivatives will be collateralized by the counterparty with high quality, liquid securities in accord with industry practice. When the Fund buys credit protection, the underlying issuer(s) or obligor(s) as well as the counterparty to the transaction will each be treated as an issuer for purposes of complying with the Fund’s issuer diversification and industry concentration and guidelines, absent regulatory guidance to the contrary.

     When the Fund is a seller of credit protection, the Fund is generally required to pay the par (or other agreed-upon) value of a referenced underlying security to the counterparty in the event of a default on or downgrade of the security and/or a similar credit event. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to investment exposure on the par (or other agreed-upon) value it had undertaken to pay. Credit derivatives, such as credit default swaps, may also be structured based on an index or the securities of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

     In those instances where the Fund uses credit derivatives as a seller of credit protection, the Fund will separately segregate with its custodian high quality, liquid investments having a value, at all times, through exercise at least equal to the Fund’s potential payment obligation under the credit derivatives to which it is a party. When the Fund is a seller of credit protection, it may be required to collateralize its obligation to the counterparty. When the Fund sells credit protection, the underlying issuer(s) or obligor(s) as well as the counterparty to the transaction will be treated as an issuer for purposes of complying with the Fund’s issuer diversification and industry concentration guidelines, absent regulatory guidance to the contrary. The notional amount of the credit exposure to which the Fund is subject when it sells credit protection will not exceed 33⅓% of the Fund’s total assets.

     New Issues and Follow-On Offerings. In addition to purchasing securities in the secondary market, the Fund intends to seek investment opportunities in new issues and follow-on or secondary offerings of preferred securities. The Adviser, as an institutional investor, may have access to new issues and secondary offerings that may not be fully available to retail investors. By investing in such offerings, the Adviser may be able to secure favorable terms for the Fund, such as attractive pricing relative to other securities available in the secondary market. The Adviser has developed relationships with issuers and underwriters that it believes could afford the Fund competitive advantages in evaluating and managing these investment opportunities in preferred securities.

     Investment Companies. The Fund may also invest in securities of open-end or closed-end investment companies, including ETFs, that invest primarily in securities of the types in which the Fund may invest directly. The Fund may invest in the securities of ETFs in excess of the limits imposed under the 1940 Act, pursuant to exemptive orders obtained by certain ETFs and their sponsors from the SEC. An ETF is a fund that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs and registered closed-end investment companies generally trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. As a shareholder in an investment company, the Fund will bear its pro rata portion of that investment company’s expenses, and will remain subject to payment of the Fund’s advisory and administrative fees with respect to assets invested in such underlying investment companies. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs or an exchanged-traded closed-end investment company. Securities of other investment companies may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

     Temporary Defensive Policy, Cash Equivalents and Short Term Investments. For temporary defensive purposes or to keep cash on hand fully invested, and following the offering of the Common Shares pending investment in securities that meet the Fund’s investment objective, the Fund may invest up to 100% of its Managed Assets in cash, cash equivalents, government securities and short-term fixed income securities. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objective.

USE OF LEVERAGE

     The Fund currently intends to seek to enhance the level of its distributions and total return through the use of leverage. The Fund may utilize economic leverage through Borrowings, Preferred Shares and Reverse Repurchase Agreements in an amount, determined at the time of issuance of such leverage, up to 33⅓% of its Managed Assets (including the amount borrowed). The Fund expects to enter into a Credit Facility shortly after the Fund’s commencement of operations, as described below under “Credit Facility.” After the Fund has fully invested the net proceeds of this offering, the Fund currently intends to borrow money under the Credit Facility in an initial aggregate amount up to approximately 33⅓% (as determined immediately after borrowing) of the value of its Managed Assets. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.

     There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of its distributions or total return. The net asset value of the Fund’s Common Shares will be reduced by the issuance or incurrence costs of any leverage. Through leveraging, the Fund will seek to obtain a higher return for Common Shareholders than if the Fund did not utilize leverage. Leverage is a speculative technique and there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

     Under the 1940 Act, the Fund generally is not permitted to borrow money if the principal amount of such Borrowings, at the time of issuance, exceeds 33⅓% of the Fund’s total assets less liabilities other than the Borrowings. In addition, the Fund may not be permitted to declare any cash dividend (except for dividends payable in Common Shares) or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the Borrowings, is at least 300% of the principal amount of any Borrowings (after deducting the amount of any such dividend or distribution) or other asset coverage requirements imposed under the terms of the borrowing. The terms of any Borrowing may also impose more stringent limitations on the Fund’s ability to declare dividends or other distributions. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the Borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise.

     Under the 1940 Act, the Fund is not permitted to issue Preferred Shares if, immediately after such issuance, the liquidation value of the outstanding Preferred Shares exceeds 50% of the Fund’s total assets (including the proceeds from the issuance) less liabilities other than Borrowings (i.e., the value of the Fund’s assets must be at least 200% of the liquidation value of the outstanding Preferred Shares). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than Borrowings is at least 200% of such liquidation value after deducting the amount of such dividend or distribution. If the Fund issues Preferred Shares, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund’s Directors will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Directors of the Fund. See “Description of Shares—Preferred Shares.” The Fund has no current intention to issue Preferred Shares.

     The Fund may enter into Reverse Repurchase Agreements involving the transfer by the Fund of portfolio securities to a financial institution with an agreement to repurchase such securities on a future date at a specified price. In return, the financial institution provides financing to the Fund equal to the discounted value of such securities. The use by the Fund of Reverse Repurchase Agreements effects a form of economic leverage, because the proceeds derived from such Reverse Repurchase Agreements may be invested in additional securities. At the time the Fund enters into a Reverse Repurchase Agreement, the Fund will “cover” its exposure under the Reverse Repurchase Agreement by designating on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). As a result, a Reverse Repurchase Agreement will not be considered a senior security under the 1940 Act. However, even to the extent that the Fund segregates liquid assets, enters into offsetting transactions or otherwise covers such transactions, the amount of financing the Fund may initially obtain through Reverse Repurchase Agreements will not exceed 33⅓% of the Fund’s Managed Assets. The Fund has no current intention to use Reverse Repurchase Agreements for leverage.

     The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for leverage or, if the Fund borrows from a lender, by the lender. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act. With respect to any Borrowings, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default under its lending arrangements. The Fund expects that any Borrowings would contain customary covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations.

     Effects of Leverage. Assuming that leverage will represent up to 33⅓% of the Fund’s Managed Assets and charge interest or involve payment at a rate set by an interest rate transaction at an annual average rate of approximately 1.25%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed 1.31% in order to cover such interest payments or payment rates and other expenses specifically related to leverage. Of course, these numbers are merely estimates, used for illustration. Actual dividend rates, interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

     The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table assumes leverage in an aggregate amount equal to 33⅓% of the Fund’s Managed Assets. See “Use of Leverage—Leverage Risk.”

     If the Fund uses leverage, the amount of fees paid to the Adviser for its services will be higher than if the Fund does not use leverage because the fees paid are calculated on Managed Assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Adviser and Common Shareholders, as only the Common Shareholders would bear the fees and expenses incurred through the Fund’s use of leverage. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including among other things, the Adviser’s assessment of the yield curve, interest rate trends, market conditions and other factors. See “Summary of Fund Expenses.”

Assumed Portfolio Total Return (net of expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-15.6%	-8.1%	-0.6%	6.9%	14.4%

     Common Share total return is comprised of two elements – the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest expenses on the Fund’s Borrowings as described above and dividend payments on any Preferred Shares issued by the Fund) and gain and losses on the value of the securities the Fund owns. As required by the rules of the SEC, the table assumes the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investment is entirely offset by losses in the value of those securities (including the proceeds from entering into a Reverse Repurchase Agreement).

     Credit Facility. The Fund expects to enter into definitive agreements with respect to a Credit Facility shortly after the Fund’s commencement of operations. The Fund is currently negotiating with commercial banks and other financial institutions to arrange a Credit Facility pursuant to which the Fund would expect to be entitled to borrow in amounts up to approximately 33⅓% (as determined immediately after borrowing) of the Fund’s Managed Assets, from time to time in accordance with the terms of the Credit Facility. Any such borrowings, as well as the issuance of debt securities or other forms of indebtedness, would constitute financial leverage and would be subject to the 300% asset coverage requirements imposed by the 1940 Act described above with respect to the amount of the borrowings and may limit the Fund’s ability to declare dividends and distributions or repurchase its capital stock. Such a facility is not expected to be convertible into any other securities of the Fund. Outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund expects that the lenders under the facility would require the Fund to provide customary indemnifications for liabilities the lenders may incur in connection with the facility. Based on the Fund’s understanding of other similar financings, such indemnifications could include for taxes paid on behalf of the Fund or for costs and expenses incurred by the lender for any litigation related to the Fund’s obligations under the facility or its use of the proceeds of any loans made by the lender. If the Fund does not borrow the full amount under the Credit Facility, it may be charged a commitment fee on the aggregate undrawn commitment amount. However, the Fund expects to be fully drawn under the Credit Facility and therefore does not expect to be subject to any undrawn commitment fees.

     In addition, the Fund expects that such a Credit Facility would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund does not expect to have any assets on deposit with the lender. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. The Fund expects to enter into an agreement with the lender, whereby the lender may exercise control over the pledged collateral (including substitution rights) under certain events of default. There can be no assurance that the Fund will enter into an agreement for a Credit Facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such Credit Facility may in the future be replaced or refinanced by one or more Credit Facilities having substantially different terms or by the issuance of Preferred Shares or debt securities.

     Leverage Risk. Utilization of leverage is a speculative investment technique and involves certain risks to Common Shareholders. These include the possibility of higher volatility of the net asset value of and distributions on the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Shareholders to realize higher net return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. Any decline in the net asset value of the Fund’s investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any Preferred Shares or prepay any Borrowings or Reverse Repurchase Agreements, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

     In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction and could result in a termination payment by or to the Fund. See “Use of Leverage—Interest Rate Derivative Transactions.”

     The use by the Fund of leverage through Reverse Repurchase Agreements would involve the risk that the market value of the securities acquired with the proceeds of the Reverse Repurchase Agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, Reverse Repurchase Agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the Reverse Repurchase Agreement may decline in price. If the buyer of securities under a Reverse Repurchase Agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the Reverse Repurchase Agreement may effectively be restricted pending such decision. The use by the Fund of leverage through Reverse Repurchase Agreements also would involve the risk that the Fund could be required to sell securities at inopportune times or prices in order to repay leverage and the risk that the counterparty does not return the securities to the Fund.

     Interest Rate Derivative Transactions. In order to seek to reduce the interest rate risk of the Fund’s leverage through Borrowings, which typically have a floating-rate of interest, the Fund may, but is not required to, enter into interest rate swap transactions or Eurodollar strips to offset increases in short-term interest rates. The Fund also may initially enter into interest rate cap transactions to seek to reduce the interest rate risk of its leverage.

     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund’s Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund’s Common Shares. Buying interest rate caps could enhance the performance of the Fund’s Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net income of the Fund’s Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset dividend or interest payments. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund’s Common Shares. Although this will not guarantee that the counterparty (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Adviser will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

     The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily.

     The Fund may choose or be required to prepay any Borrowings or principal amounts of Reverse Repurchase Agreements, or redeem some or all of any outstanding Preferred Shares. This prepayment or redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination could result in termination payment by or to the Fund.

     In December 2012, the Commodity Futures Trading Commission (“CFTC”) issued a final rule which requires certain interest rate swaps to be centrally cleared. Such clearing requirement may affect the Fund’s ability to negotiate individualized terms and/or may increase the costs of entering into such derivative transactions (for example, by increasing margin or capital requirements).

PRINCIPAL RISKS OF THE FUND

     The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

     No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

     Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. The Fund’s Common Shares may be affected by such factors as liquidity and market supply and demand. In addition, the common shares of closed-end management investment companies frequently trade at a discount from their NAV. The Fund cannot assure you that its Common Shares will trade at a price higher than or equal to NAV.

     Market Risk. The market values of securities owned by the Fund may decline, at times sharply and unpredictably. Under normal conditions, markets generally move in cycles over time, with periods of rising prices followed by periods of declining prices. These fluctuations could be a sustained trend or a drastic movement and the value of your investment may reflect these fluctuations. The Fund may utilize leverage, which magnifies this risk. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. See “Use of Leverage—Leverage Risk.”

     Preferred and Subordinated Securities Risk. Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled. If this occurs, the Fund may be forced to reinvest in lower yielding securities. There are various risks associated with investing in preferred securities, including:

     Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If the Fund owns a preferred security for which distributions are deferred, the Fund may well be required to recognize income for tax purposes although it has not yet received a corresponding distribution.

     Call and Reinvestment Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled, which is generally known as call risk. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity.

     Limited Voting Rights Risk. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the ability to elect a director or directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

     Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to their scheduled call or maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund. The Dodd-Frank Act and other proposed regulatory changes affecting the financial services industries may increase issuers’ incentives to call or redeem a security prior to its scheduled call or maturity date.

     New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Adviser believes that doing so would be consistent with the Fund’s investment objective and policies. If the Fund invests materially in these new types of securities, the Fund will provide information in its report to shareholders. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity and high price volatility risks, these instruments may present other risks that are consistent with the risks disclosed in the Prospectus. The Dodd-Frank Act and proposed regulations affecting the financial services industries could lead to the issuance of new forms of preferred and hybrid-preferred securities with features such as automatic equity conversion and/or write downs from par value under certain circumstances. Such conversion or write-down features might be applied by regulators to existing securities as well.

     The Dodd-Frank Act contains provisions which will make certain hybrid-preferred securities less attractive for issuing banks, which the Adviser believes is likely to result in a significant reduction in the availability of these types of securities and potentially in many outstanding issues being redeemed. These changes may negatively impact the prices of some securities, particularly those trading above their par values as the new legislation may make near-term redemptions at par possible. However, other securities may be positively affected, particularly those trading at discounts to par value. Such securities may experience an increase in market value from issuers’ redemption activity. A longer-term consequence of the relevant provisions of the Dodd-Frank Act, which are to be phased in over a period of a few years, is the potential for some types of preferred securities in which the Fund intends to invest to become more scarce and potentially less liquid. In addition, proposals of the Basel Committee on Banking Supervision to update capital requirements for banks globally, if finalized and adopted in the United States, would further limit the attractiveness to issuing banks of a broader range of preferred security types and possibly have more significant consequences, including a smaller market of issues and less liquidity. It is not possible to predict the impact of the Dodd-Frank Act and these proposals on the Fund’s ability to pursue its investment strategy. Although it is expected that over time new types of preferred securities in which the Fund may invest will be issued, the availability of such investments cannot be determined.

     Hybrid-Preferred Securities Risk. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Payments on hybrid-preferred securities may be deferred for extended periods of time without default consequences to the issuer. Deferral will have adverse tax consequences for an investor in the Fund. During a deferral period, an investor in the Fund will incur a tax liability on the deferred interest income which will continue to accrue on the hybrid-preferred security, even though it is not actually paid. Because the Fund values the deferred income in calculating its net asset value, the Adviser will also receive a fee on this deferred income. Hybrid-preferred securities are also subject to event risk, which encompasses the variety of events, including default, that could occur that can affect an issuer’s ability to repay its debt obligations in a timely manner. Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. In some cases, when investing in these hybrid-preferred securities issued by trusts or other special purpose entities, the Fund may not have recourse against the operating company in the event that the trust or other special purpose entity cannot pay the obligation and therefore, the Fund may lose some or all of the value of its investments in the hybrid-preferred security. In addition, in the event of the bankruptcy or dissolution of such an entity, the Fund may lose the value of some or all of its investment in the hybrid-preferred security, as investors in such securities would be paid only after all payments are made to senior debt holders.

     Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

     Interest Rate Risk. Interest rate risk is the risk that preferred and other income-producing securities will decline in value because of rising market interest rates. When market interest rates rise, the market value of such securities generally will fall. Preferred securities with longer periods before maturity (if any) or longer durations may be more sensitive to interest rate changes.

     Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%. Because the Fund initially expects to have a long duration, it will be more sensitive to interest rate or yield changes. Although the Fund can buy securities of any maturity, it initially expects to have an effective duration between 9 and 14 years. Because of events affecting the bond markets and interest rate changes, the duration of the portfolio might not meet its target duration at all times. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration, including investments in floating-rate and fixed-to-floating-rate securities and interest rate and other hedging transactions such as pay-fixed interest rate swaps, interest rate cap transactions or Eurodollar strips, designed to reduce the interest rate risk. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

     Floating-Rate and Fixed-to-Floating-Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

     Liquidity Risk. The Fund may invest, without limit, in illiquid securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet any potentially large redemption requests by Fund shareholders.

     Concentration Risk. The Fund intends to invest 25% or more of its total assets in the financials sector. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting the financials sector.

     Financials Sector Risk. Because the Fund invests 25% or more of its total assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In many countries, companies in the financials sector are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial companies has resulted in increased competition and reduced profitability for certain companies. The profitability of many types of financial companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial companies are vulnerable to these economic cycles, the Fund’s investments in these companies may lose significant value during such periods.

     The financial services industries also are subject to relatively rapid changes as a result of industry consolidation trends which may result in distinctions between different financial service segments (for example, banking, insurance and brokerage businesses) becoming less clear. In the recent past, the financial services industries have experienced considerable financial distress, which has led to the implementation of government programs designed to ease that distress.

     REITs Risk. Investments in REITs expose the Fund to risks similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the quality of the property management, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions.

     Foreign Investment Risk. Investments in foreign securities involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of foreign securities can be volatile. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in foreign securities. Furthermore, certain investments in foreign securities also may be subject to foreign withholding taxes, and dividend income the Fund receives from foreign securities may not be eligible for reduced rates of taxation that may be applicable to QDI.

     Investing in these foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

  future foreign economic, financial, political and social developments;

  different legal systems;

  the possible imposition of exchange controls or other foreign governmental laws or restrictions;

  less governmental supervision;

  regulation changes;
  changes in currency exchange rates;

  less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

  high and volatile rates of inflation;

  fluctuating interest rates; and

  different accounting, auditing and financial record-keeping standards and requirements.

     In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

  growth of gross domestic product;

  rates of inflation;

  capital reinvestment;

  resources;

  self-sufficiency; and

  balance of payments position.

     To the extent the Fund has investments in a geographic region or country, the Fund will be subject to the risks of adverse changes in that region or country. In addition, income from the Fund’s investments in certain foreign securities may also be subject to foreign withholding taxes, which would reduce the Fund’s return on those securities.

     As a result of these potential risks, the Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Adviser, have had no or limited prior experience.

     Currency Risk. Although the Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with, and make dividend or interest payments in, foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal, interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or other factors. The Fund’s transactions in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.

     Non-Diversification Risk. The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain securities.

     Convertible Securities Risk. Although to a lesser extent than with nonconvertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

     High Yield Securities Risk. The Fund may invest in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as “junk bonds.” These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities.

     Lower-rated securities, or equivalent unrated securities, may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Fund’s ability to achieve its investment objective may, to the extent it is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if it were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.

     The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

     It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

     Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix B to the SAI describes the various ratings assigned to financial obligations by Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Group, a subsidiary of The McGraw Hill Companies (“S&P”) and Fitch, Inc. (“Fitch”). Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Credit rating agencies may be paid by the companies whose securities they analyze and grade. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. The Fund will not necessarily sell a security when its rating is reduced below what its rating was at the time of purchase. The Adviser does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a security may change over time. S&P, Moody’s and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, securities held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

     Because the Fund may invest in high yield securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s analysis than if the Fund invested exclusively in higher-quality and rated securities. The Adviser will attempt to reduce the risks of investing in lower rated securities through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

     Selection Risk. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

     Management Risk. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

     Leverage Risk. Leverage is a speculative technique and there are special risks and costs associated with leveraging. If the Fund utilizes leverage, the fees paid to the Adviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which include the principal amount of outstanding Borrowings and the liquidation preference of Preferred Shares, if any, and the proceeds of any Reverse Repurchase Agreements.

     Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. We cannot predict whether the Common Shares will trade at, above or below net asset value. Net asset value will be reduced immediately following the offering of the Common Shares by the amount of the sales load and the amount of organizational and offering expenses paid by the Fund, to the extent such expenses are not borne by the Adviser. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, we cannot predict whether the shares will trade at, above or below net asset value, or at below or above the initial public offering price.

ADDITIONAL RISK CONSIDERATIONS

     Potential Conflicts of Interest Risk. The Adviser provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Adviser intends to engage in such activities and may receive compensation from third parties for its services. The Adviser is not under any obligation to share any investment opportunity with the Fund. As a result, other clients of the Adviser with similar strategies may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities may differ from those of other accounts managed by the Adviser, and it is possible that the Fund could sustain losses during periods in which one or more of the other accounts managed by the Adviser achieve profits. The Adviser has informed the Fund’s Board of Directors that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The Adviser has adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by the Adviser in a fair and equitable manner.

     Dependence on Key Personnel Risk. The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Adviser might not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds. In addition, the performance of the Fund may also depend on the experience and expertise of individuals who become associated with the Adviser in the future.

     Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. Although the Fund cannot accurately predict its annual portfolio turnover rate, it may be greater than 100%. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund’s investment strategy so dictates. Higher portfolio turnover rates would result in corresponding increases in brokerage commissions and may generate short-term capital gains that are taxable as ordinary income to Common Shareholders when distributed to such shareholders.

     Risk of Anti-Takeover Provisions. Certain provisions of the Fund’s Charter and Bylaws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify the Fund’s structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. These include provisions for staggered terms of office for Directors, super- majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Charter and conversion to open-end status. See “Description of Shares” and “Certain Provisions of the Charter and Bylaws.”

     Derivatives Risk. The use of interest rate and other hedging transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates on any leverage it incurs or any securities it holds. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. Depending on the state of interest rates in general, the use of interest rate and other hedging transactions could enhance or harm the overall performance of the Common Shares. For specific risks associated with interest rate and other hedging transactions, see “Use of Leverage—Interest Rate Derivative Transactions.”

     Forward Currency Contracts. In the event the Fund enters into forward currency contracts for hedging purposes, the Fund will be subject to currency exchange rates risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The Fund’s success in these transactions will depend principally on the ability of the Adviser to predict accurately future foreign currency exchange rates.

     Options. There are various risks associated with writing covered put and call options. In effect, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Fund with respect to which a call option was written above the sum of the premium and the exercise price. For index options, this will depend, in part, on the extent of correlation of the performance of the Fund’s portfolio securities with the performance of the relevant index. The imperfect correlation between the value of such instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio. Although this strategy will generally limit the Fund’s ability to benefit from the full appreciation potential of its stock investments underlying the options, the Fund retains the risk of loss (less premiums received) if the value of these stock invests declines. This combination of potentially limited appreciation and full depreciation over time may lead to erosion in the value of the Fund’s portfolio, and the Fund’s performance may be lower than it otherwise would have been if it did not write covered put and call options.

     Futures. The sale of a futures contract limits the Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract. The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

     “Eurodollar strip” means a consecutive series of equal amounts of quarterly Eurodollar futures contracts at each settlement date. A Eurodollar strip may range from six-months to ten-years to final contract expiration. Engaging in Eurodollar strips entails the risks described above.

     Credit Derivatives. The Fund may enter into credit derivatives such as credit default swap agreements and similar agreements. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Credit derivatives such as credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

     In December 2012, the CFTC issued a final rule which requires index-based credit default swaps to be centrally cleared. Such clearing requirement may affect the Fund’s ability to negotiate individualized terms and/or may increase the costs of entering into such credit default swap transactions (for example, by increasing margin or capital requirements). Clearing mandates with respect to other types of credit default swaps have not yet been issued by the regulators, but could have additional impact on the Fund’s ability to use credit default swap transactions as part of its investment strategy.

     Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund.

     Recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund.

     Additional risks associated with derivatives trading include:

     Counterparty Risk. The Fund is subject to the risk that a counterparty (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the Adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

     In the event of the counterparty’s bankruptcy, insolvency, dissolution, liquidation, winding-up or other analogous proceeding, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. In addition, in the event of a bankruptcy of a clearing house, the Fund could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions.

     The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

     Liquidity Risk. Derivative instruments, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets the Fund may not be able to close out a position without incurring a loss. Although both OTC and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by certain limits established by the exchanges, including “speculative position limits,” which limit the size of the Adviser’s aggregate position, held on behalf of all accounts owned or managed by the Adviser, in certain contracts, and “daily price fluctuation limits,” which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

     OTC Trading Risk. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions.

     Tracking/Correlation Risk. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to risk of loss.

     Volatility Risk. The Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited.

     Regulatory Risk. The derivatives markets have become subject to comprehensive statutes, regulations and clearing, reporting, recordkeeping, registration and margin requirements. In particular, in the United States the Dodd-Frank Act was signed into law in July 2010. The Dodd-Frank Act requires most OTC derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund in accordance with CFTC Rule 4.5 and, as a result, the Adviser is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act (“CEA”). In order to maintain the exclusion, the Fund must invest no more than a prescribed level of its liquidation value in futures and certain other instruments, and the Fund must not market itself as providing investment exposure to such instruments. If the Fund is no longer able to claim the exclusion, the Adviser may be subject to the CFTC registration requirements, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools. Compliance with these additional registration and regulatory requirements may increase operating expenses. Other potentially adverse regulatory initiatives could also develop. The Adviser has registered as a commodity trading advisor.

     In addition, the derivatives market is subject to a changing regulatory environment. In particular, adoption of derivatives legislation by the United States Congress, including the Dodd-Frank Act), could have an adverse effect on the Fund’s ability to use derivative instruments. The Dodd-Frank Act provides for new regulation of certain portions of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. The extent and the impact of the regulation is not yet known and may not be known for some time. The new regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result.

     Investment in Other Investment Companies Risk. To the extent the Fund invests a portion of its assets in other investment companies, including open-end funds, closed-end funds, ETFs and other types of funds, those assets will be subject to the risks of the purchased funds’ portfolio securities. As a shareholder in an investment company, the Fund will bear its pro rata portion of that investment company’s expenses, and will remain subject to payment of the Fund’s advisory and administrative fees with respect to assets invested in such underlying investment companies. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Risks associated with investments in closed-end funds also generally include the risks described in this prospectus associated with the Fund’s structure as a closed-end fund, including market risk, leverage risk, risk of market price discount from net asset value, risk of anti-takeover provisions and non-diversification. The Fund’s investments in other funds also are subject to the ability of the managers of those funds to achieve the funds’ investment objectives.

     In addition, investments in closed-end funds may be subject to the following risks:

     Dilution Risk. Strategies employed by a closed-end fund, such as rights offerings, may, under certain circumstances, have the effect of reducing its share price and the Fund’s proportionate interest.

     Foreign Closed-End Fund Risk. Risks associated with investments in closed-end funds registered under foreign law may be different than those of investments in U.S. registered closed-end funds. Foreign registered funds are subject to a different regulatory regime that may be less rigorous than in the United States in areas such as governance and financial reporting requirements There also may be less publicly available information about such funds, and investments in these funds may carry special tax consequences. In addition, foreign closed-end funds are generally subject to the risks of investing in other types of foreign securities.

     Investing in ETFs will give the Fund exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs and registered closed-end investment companies are traded on exchanges and may trade at either a premium or discount to net asset value. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs and registered closed-end funds.

     Market Disruption Risk. Global financial markets have recently experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States and around the world were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Fund to greater market and liquidity risk. Risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the Federal budget deficit and national debt, and the threat of inflation.

     The instability in the financial markets has led governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.

     Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

     The aftermath of the wars in Iraq and Afghanistan, instability in the Middle East and terrorist attacks around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of terrorism or similar events in the future on the U.S. economy and securities markets.

     The current financial market situation, as well as various social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio.

HOW THE FUND MANAGES RISK

     Investment Limitations. The Fund has adopted certain investment limitations designed to limit investment risk that are fundamental and may not be changed without the approval of the holders of a “majority of the outstanding” (as defined below) Common Shares and, if issued, Preferred Shares voting together as a single class, and the approval of the holders of a “majority of the outstanding” the Preferred Shares voting as a separate class. Under these limitations, the Fund may not: (1) issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom, or pledge, mortgage or hypothecate its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes; (2) act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities; (3) purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and loans and other securities secured by real estate or interests therein, and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities and loans; (4) make loans to other persons except through the lending of securities held by it or in connection with permitted investment strategies (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, by the purchase of debt securities and in connection with permitted investment strategies; or (5) invest more than 25% of its total assets in securities of issuers in a single industry, except that (i) this limitation will not be applicable to the purchase of Government Securities and (ii) the Fund will invest, under normal market conditions, more than at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokers and REIT industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. Under these limitations, the Fund may purchase and sell commodities or commodity contracts, including futures contracts, to the maximum extent permitted by law. Further information about and exceptions to these limitations are contained in the SAI under “Investment Objective and Policies” and “Investment Restrictions.” For these purposes when used with respect to particular shares of the Fund, a “majority of the outstanding” shares means the lesser of (a) 67% or more of the Fund’s shares present at a shareholders meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (b) more than 50% of the shares.

     The Fund may become subject to guidelines that are more limiting than its investment restrictions in order to obtain and maintain ratings from NRSROs on any Preferred Shares that it issues. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s Common Shareholders or the Fund’s ability to achieve its investment objective. See “Investment Objective and Policies” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

     Management of Investment Portfolio and Capital Structure to Limit Leverage Risk. The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund has incurred leverage which begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may attempt to shorten the average maturity of its overall investment portfolio or may reduce its Borrowings or any Reverse Repurchase Agreements or extend the maturity of any outstanding Preferred Shares. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing any Preferred Shares. As explained above under “Use of Leverage—Leverage Risk,” the success of any such attempt to limit leverage risk depends on the Adviser’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described in this paragraph.

     Derivative Transactions. The Fund may enter into derivative transactions to manage risk. See “Additional Risk Considerations—Derivatives Risk.”

     Limitations on Borrowings, Preferred Shares and Reverse Repurchase Agreements. The Fund is limited under Section 18 of the 1940 Act in the level of Borrowings it may make and the amount of Preferred Shares it may issue to 33⅓% and 50%, respectively, of its total assets (including the amount borrowed). See “Description of Shares—Limited Issuance of Preferred Shares and Borrowings.” A Reverse Repurchase Agreement would not be subject to the asset coverage limitations imposed by Section 18 of the 1940 Act to the extent that the Fund segregates liquid assets, enters into offsetting transactions or otherwise covers such transactions. As a result, if the Fund enters into Reverse Repurchase Agreements, it would be permitted to leverage more of its assets than would be permissible through the use of Borrowings and/or the issuance of Preferred Shares. At the time the Fund enters into a Reverse Repurchase Agreement, the Fund will “cover” its exposure under the Reverse Repurchase Agreement by designating on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). As a result, a Reverse Repurchase Agreement will not be considered a senior security under the 1940 Act. However, even to the extent that the Fund segregates liquid assets, enters into offsetting transactions or otherwise covers such transactions, the amount of financing the Fund may initially obtain through Reverse Repurchase Agreements will not exceed 33⅓% of the Fund’s Managed Assets. The Fund has no current intention to use Reverse Repurchase Agreements for leverage. The Fund, however, has no current intention to utilize leverage through the issuance of Preferred Shares or the use of Reverse Repurchase Agreements.

MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed under the direction of the Board of Directors. The members of the Board of Directors (the “Directors”) approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreement with its Adviser, administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the Adviser and the Fund’s administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser

     Flaherty & Crumrine Incorporated, with offices located at 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Directors of the Fund. The Adviser, a registered investment adviser, was formed in 1983, and its clients include pension plans, endowment funds and institutional investors and investment companies, including open-end and closed-end funds. As of February 28, 2013, the Adviser had $5.2 billion of assets under management.

Investment Advisory Agreement

     Under its Investment Advisory Agreement with the Fund, the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Adviser will be responsible for the management of the Fund’s portfolio.

     The Fund will pay the Adviser a monthly fee for its advisory services equal to an annual rate of 0.575 of 1.00% on the first $200 million of the Fund’s average daily Managed Assets, and 0.50 of 1.00% on the Fund’s average daily Managed Assets above $200 million. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, other than those that other parties have agreed to bear. The expenses to be borne by the Fund include taxes, interest, brokerage costs and commissions and stock exchange fees; fees of directors of the Fund who are not officers, directors or employees of the Adviser (provided that the Fund shall reimburse the Adviser for the travel and out-of-pocket expenses or an appropriate portion thereof of directors, officers and employees of the Adviser in connection with attendance at meetings of the Board of Director or committee thereof); SEC fees; state Blue Sky qualification fees; charges of the custodian, any subcustodians and transfer and dividend-paying agent; expenses in connection with the Plan; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, fees to the Fund’s shareholder servicing agent, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders’ reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; membership fees in trade associations; stock exchange listing fees and expenses; expenses in connection with the offering and sale of any shares of common stock or preferred stock proposed to be issued by the Fund, including in each case travel related expenses of service providers; litigation and other extraordinary or non-recurring expenses.

     If the Fund utilizes leverage, the fees paid to the Adviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which is Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of Preferred Shares issued by the Fund, if any, and the proceeds of any Reverse Repurchase Agreements entered into by the Fund. The Fund’s investment management fees and other expenses are paid only by the Common Shareholders and not by holders of Preferred Shares, if any. See “Use of Leverage.”

     A discussion regarding the considerations of the Fund’s Board of Directors for approving the Investment Advisory Agreement will be included in the Fund’s first semi-annual report to shareholders.

Portfolio Managers

     The Fund’s portfolio managers are:

     Donald F. Crumrine CFA, Director and Chief Executive Officer. Mr. Crumrine co-founded Flaherty & Crumrine in 1983. He has managed portfolios of preferred securities since 1973 and at Flaherty & Crumrine since 1983. Mr. Crumrine is actively involved in the day-to-day management of all client portfolios and in client service and marketing efforts. He also serves as Chairman of the Board, Chief Executive Officer and a Director of Flaherty & Crumrine’s U.S. closed-end funds. Mr. Crumrine earned a B.S. in Finance from the University of Southern California and his M.B.A. from the Wharton School at the University of Pennsylvania.

     Robert M. Ettinger CFA, Director and President. Mr. Ettinger has managed preferred securities at Flaherty & Crumrine since 1985. Mr. Ettinger and Mr. Chadwick have the primary responsibility of implementing investment strategies and act as traders. He also serves as President of Flaherty & Crumrine’s U.S. closed-end funds. Mr. Ettinger earned his B.A. in Economics from UCLA and his M.B.A. from the Wharton School at the University of Pennsylvania.

     R. Eric Chadwick CFA, Director and Vice President. Mr. Chadwick has managed preferred securities at Flaherty & Crumrine since 1998. Mr. Chadwick and Mr. Ettinger have the primary responsibility of implementing investment strategies and also act as traders. He also serves as Chief Financial Officer, Vice President and Treasurer of Flaherty & Crumrine’s U.S. closed-end funds. Mr. Chadwick earned his B.S. in Economics from the University of Kansas and his M.B.A. from the UCLA Anderson School of Management.

     Bradford S. Stone, Director and Vice President. Mr. Stone joined Flaherty & Crumrine in May 2003 after a 20-year career on Wall Street. Since 2006, he has been a member of the firm’s portfolio management team and is responsible for macroeconomic and quantitative research and analysis. In addition, he directs the credit research group. He also serves as Vice President and Assistant Treasurer of Flaherty & Crumrine’s U.S. closed-end funds. Mr. Stone earned his A.B. in Economics from Dartmouth College and his M.B.A. from the Wharton School at the University of Pennsylvania.

     See “Management of the Fund—Compensation of Directors and Certain Officers” and “Investment Management and Other Services” in the SAI for further information about the Fund’s portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Administrator, Transfer Agent and Custodian

     BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as the Fund’s administrator (the “Administrator”). The Administrator calculates the net asset value of the Fund’s Common Shares and generally assists in all aspects of the Fund’s administration and operation. As compensation for the Administrator’s services, the Fund pays the Administrator an aggregate monthly fee at the annual rate of: 0.10% on the first $200 million of the Fund’s average daily total managed assets, 0.04% on the next $300 million of the Fund’s average daily total managed assets, 0.03% on the next $500 million of the Fund’s average daily total managed assets and 0.02% on the Fund’s average daily total managed assets over $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

     BNY Mellon also serves as the Fund’s transfer agent, dividend disbursing agent and registrar (“transfer agent”).

     The Bank of New York Mellon (the “Custodian”) is the Fund’s Custodian.

Investor Support Services

     The Fund has retained Destra Capital Investments LLC (“Destra” or the “Servicing Agent”), a registered broker-dealer, to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the stock exchange specialist for the Fund’s Common Shares, and with the closed-end fund analyst community regarding the Fund on a regular basis, and developing and maintaining a website for the Fund.

     The Fund pays the Servicing Agent an annual amount equal to (i) 0.12% (12 bps) of the Fund’s “Average Net Assets” (as defined below) through the first year of the Fund’s agreement with the Servicing Agent and (ii) 0.10% (10 bps) of the Fund’s Average Net Assets for the remainder of the term of the agreement. For these purposes, “Average Net Assets” are the average daily net assets available to the Fund’s common shareholders.

DIVIDENDS AND DISTRIBUTIONS

Dividends and Distributions to Shareholders

     The Fund’s policy, which may be changed by the Fund’s Board of Directors, will be to distribute throughout the year, primarily in the form of regular monthly distributions, substantially all (on an annual basis) of its net investment income (that is, income other than net realized long-term and short-term capital gains) and its net realized short-term capital gains, if any, to the holders of the Common Shares. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. Although the Fund intends to make distributions monthly, the ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year.

     Initial distributions to common shareholders are expected to be declared approximately 45 days and paid approximately 60 to 90 days, after the completion of the offering of Common Shares. Realized long term capital gains, if any, are expected to be distributed annually. Distributions can only be made from net investment income after making any required payments on any interest rate transactions. The Fund’s ability to maintain a level distribution rate will depend on a number of factors, including the stability of income received from its investments. The net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. To permit the Fund to maintain a more stable monthly distribution, the Fund may initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value. See “Taxation.”

Dividend Reinvestment and Cash Purchase Plan

     Each Common Shareholder of the Fund will be deemed to have elected to be a participant in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), unless the Shareholder specifically elects in writing to receive all dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of BNY Mellon as the Fund’s dividend disbursing agent (the “Plan Agent”). The Plan Agent, as transfer agent for the Fund, will open an account for each Common Shareholder under the Plan in the same name as the Common Shares currently held by the Common Shareholder are registered. Whenever the Fund declares a capital gains distribution or dividend payable either in Common Shares or cash, as Common Shareholders may have elected, participating Common Shareholders will take the dividend or distribution entirely in Common Shares and the Plan Agent will automatically receive the Common Shares, including fractions, for the Common Shareholder’s account.

     Under the Plan, whenever the market price per Share on the Valuation Date (as defined below) is equal to or exceeds the net asset value per Share on the Valuation Date, participants will be issued new Common Shares at the higher of net asset value or 95% of the then current market price. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. If the net asset value of the Common Shares on the Valuation Date exceeds the sum of the market price of the Common Shares on the Valuation Date plus an estimate of the brokerage commission that would be charged on a per share basis on an open-market purchase of Common Shares on such Date (the “Commission”), or if the Fund declares a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date and prior to the next ex-dividend date for the Common Shares.

     If, following the commencement of open market purchases, the then current market price of the Common Shares plus any estimated brokerage Commission exceeds the net asset value per share most recently determined, the Plan Agent will endeavor to terminate purchases in the open market and immediately notify the Fund of such occurrence. As soon as practicable after such notification, the Fund or its designee will verify that the then current market price of the Common Shares plus Commission exceeds the net asset value per share most recently determined, and if this is the case, the Fund shall satisfy the remainder of the dividend or capital gains distribution that is not payable only in cash by issuing Common Shares. These remaining Common Shares will be issued by the Fund at a price equal to the net asset value per share most recently determined or, if that net asset value is less than 95% of the market price (at the time of verification), then Common Shares will be issued at 95% of such market price. However, if at the time of its verification the Fund determines that the net asset value per share most recently determined exceeds the then current market price plus Commission, the Fund will direct the Plan Agent to resume buying Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. Should the then current market price of the Fund’s Common Shares plus any brokerage Commission again exceed the net asset value per share most recently determined, the Fund will again follow the procedures set forth in this paragraph.

     In a case where the Plan Agent has terminated open market purchases and the Fund has issued Common Shares to satisfy the remainder of the dividend or capital gains distribution, the number of Common Shares received by the participant in respect of the dividend or distribution will be based on the weighted average of prices paid for Common Shares purchased in the open market and the price at which the Fund issues remaining Common Shares. To the extent that the Plan Agent is unable to terminate its open market purchases, and if before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per Share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or capital gains distribution had been paid in Common Shares issued at the net asset value. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase Common Shares on the open market as soon as practicable on or after the payment date of the dividend or capital gains distribution, but in any event prior to the next ex-dividend date for the Fund’s Common Shares, except when necessary to comply with applicable provisions of the Federal securities laws.

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, semi-annually, in any amount from $100 to $3,000, for investment in Common Shares. The Plan Agent will use all funds received from participants to purchase Common Shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw voluntary cash payments by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

     For all purposes of the Plan: (a) market price of Common Shares on a particular date shall be the most recent sales price on the NYSE during that trading day, or if no sales occurred on the NYSE on that trading day, then the last sales price on the NYSE on the close of the previous trading day or, if no sales occurred on the NYSE on such previous trading day, then the mean between the bid and asked quotations for the Common Shares on the NYSE on the date of calculation and (b) net asset value per Share on a particular date shall be the most recently determined prior to the time of calculation as determined by or on behalf of the Fund. Notwithstanding the foregoing, however, for purposes of determining the market price of Common Shares on the Valuation Date, market price shall be the last sales price on the NYSE on the Valuation Date or, if no sales occurred on the Valuation Date, then the mean between the closing bid and asked quotations for the Common Shares on the NYSE on the Valuation Date.

     A Common Shareholder may terminate her or his account under the Plan by notifying the Plan Agent in writing. A termination will be effective immediately if notice is received by the Plan Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective, with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution paid for the record date has been credited to the Common Shareholder’s account. Upon termination of the Plan with respect to the reinvestment of dividends and distributions generally, the Plan Agent will cause a certificate or certificates for the full Common Shares held for the Common Shareholder under the Plan and cash adjustment for any fraction to be delivered, without charge to her or him. If the Common Shareholder elects by notice to the Plan Agent in advance of such termination to have the Plan Agent sell part or all of her or his Common Shares and remit the proceeds to her or him, the Plan Agent is authorized to deduct a fee equal to $5.00 plus brokerage commissions for this transaction from the proceeds.

     In the case of Common Shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are beneficial owners (“Nominee Holders”), the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who participate in the Plan. Common Shares may be purchased through any of the underwriters, acting as broker or, after the completion of this offering, acting as dealer.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s service fee for handling the reinvestment of such dividends and capital gains distributions will be paid by the Fund. The Common Shareholder will bear a proportionate share of brokerage commissions on all open market purchases.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Plan participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Plan Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. Notwithstanding the preceding two sentences, the Plan Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the SEC or any other regulatory authority. Any amendment or supplement to the Plan shall be deemed to be accepted by the Common Shareholder unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of the Common Shareholder account under the Plan in accordance with the terms thereof. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform any or all of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a successor agent for the purposes of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for Common Shareholder accounts, all dividends and distributions payable on the Common Shares held in the Common Shareholder’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

     All correspondence concerning the Plan should be directed to the Plan Agent by telephone at 1-866-351-7446.

     The automatic reinvestment of dividends will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See “Taxation.”

CLOSED-END STRUCTURE

     The Fund is a newly organized, non-diversified closed-end management investment company. Closed-end investment companies differ from open-end investment companies (open-end funds or mutual funds) in that closed-end investment companies generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end investment company you must trade them on the market like any other stock at the prevailing market price at that time. In an open-end fund, if the shareholder wishes to sell shares, the fund will redeem or buy back the shares at “net asset value.” Open-end funds generally offer new shares on a continuous basis to new investors, and closed-end investment companies generally do not. The continuous inflows and outflows of assets in an open-end fund can make it difficult to manage the fund’s investments. By comparison, closed-end investment companies are generally able to stay fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as leverage and investments in illiquid securities.

     Shares of closed-end investment companies frequently trade at a discount to their net asset value. See “Principal Risks of the Fund—Risk of Market Price Discount from Net Asset Value.” Because of this possibility and the recognition that any such discount may not be in the best interest of shareholders, the Fund’s Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund’s Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. See “Repurchase of Shares.” The Board of Directors may also consider converting the Fund to an open-end fund, which would require a vote of the shareholders of the Fund.

REPURCHASE OF SHARES

     Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund’s shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Common Shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund.

     Although Common Shareholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at net asset value. During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. For more information see “Repurchase of Shares” in the SAI. Repurchase of the Common Shares may have the effect of reducing any market discount to net asset value.

     There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to achieve its investment objective. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action on the Fund or its shareholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act. See “Taxation” for a description of the potential tax consequences of a share repurchase.

TAXATION

     The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors, including foreign shareholders (as defined later in this section). Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

     Taxation of the Fund. The Fund intends to elect to be treated as, and intends to qualify annually for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. To satisfy the income test, the Fund must derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code). To satisfy the asset diversification test, the Fund must diversify its holdings so that at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to a value note greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

     In general, for purposes of the 90% gross income requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund.

     For each taxable year that the Fund otherwise qualifies as a RIC, it will not be subject to U.S. federal income tax on that part of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that it distributes to its shareholders, if it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for that year in the form of deductible dividends. The Fund intends to make sufficient distributions of its investment company taxable income and net tax-exempt interest income, if any, each taxable year to meet this requirement.

     The Fund also currently intends to distribute all realized net capital gain each year. If, however, the Fund’s Board of Directors determines for any taxable year to retain all or a portion of the Fund’s net capital gain, that decision will not affect the Fund’s ability to qualify for treatment as a RIC, but will subject the Fund to a maximum tax rate of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its Common Shareholders, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     Failure to qualify as a RIC would likely materially reduce the investment return to its shareholders. If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates (even if such income were distributed to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for that calendar year (ii) 98.2% of its capital gain net income for the one-year period ending on October 31 of that calendar year (or, upon election of the Fund, for its taxable year if the Fund has a taxable year ending November 30 or December 31) and (iii) any ordinary income and capital gains from previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. For this and other purposes, a distribution will be treated as paid by the Fund and received by the shareholders on December 31 if it is declared by the Fund in October, November or December of such year, made payable to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Any such distribution thus will be taxable to shareholders whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute QDI into ordinary income, (ii) treat dividends that would otherwise be eligible for the DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions and (ix) produce income that will not be qualifying income for purposes of the income requirement that applies to RICs. While it may not always be successful in doing so, the Fund will seek to avoid or minimize the adverse tax consequences of its investment practices.

     The Fund’s transactions in non-U.S. currencies, non-U.S. currency-denominated debt obligations and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     The Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, Common Shareholders will include in gross income from foreign sources their pro rata shares of such taxes. If the Fund does not meet this 50% test, shareholders of the Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

     Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, even if such income is distributed to the Fund’s shareholders. The Fund may make certain elections in order to avoid such tax, which may cause the Fund to recognize taxable income without a corresponding receipt of cash. The Fund may be required to liquidate other investments (including when it is not otherwise advantageous to do so) to meet its distribution requirements for qualification as a RIC. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

     Some debt obligations (potentially including, in certain circumstances, preferred securities taxable as debt instruments for U.S. federal income tax purposes) acquired by the Fund, including any zero-coupon debt obligations, may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

     Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of (i) the sum of post-October foreign currency losses, PFIC mark-to-market losses and other ordinary losses from the disposition of property and other post-December ordinary losses over (ii) the sum of post-October foreign currency gains, PFIC mark-to-market gains and other ordinary gains from the disposition of property and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

     The Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

     Distributions. For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder has owned its shares. Distributions from the sale of investments that the Fund owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to a shareholder as long-term capital gains. Distributions from the sale of investments that the Fund owned for one year or less are taxable to a shareholder as ordinary income. Long-term capital gain rates applicable to individuals are 15% for those with income at or below $400,000 ($450,000 if married and filing jointly), 20% for those with any income above those amounts that is net long-term capital gain or QDI, and 0% at certain income levels. The above income thresholds are adjusted annually for inflation.

     Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts is subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

     If a portion of the Fund’s income consists of qualifying dividends paid by U.S. corporations, a portion of the dividends paid by the Fund to corporate shareholders, if properly reported, may qualify for the DRD, provided holding period and other requirements are met by both the Fund and the shareholder. In addition, distributions of investment company taxable income reported by the Fund as derived from QDI will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the shareholder. Dividend income that the Fund receives from REITs will generally not be treated as QDI and will not qualify for the corporate DRD. It is unclear the extent to which distributions the Fund receives from its investments in certain preferred securities will be eligible for treatment as QDI or the corporate DRD. There can be no assurance of what portion, if any, of the Fund’s distributions will be eligible for the DRD or qualify as QDI.

     Distributions, if any, in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute a capital gain to the shareholder (assuming the shares are held as a capital asset).

     Distributions in excess of the Fund’s minimum distribution requirements but not in excess of the Fund’s earnings and profits will be taxable to shareholders and will not constitute nontaxable returns of capital. The Fund’s capital loss carryovers, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits, even if such carryforwards offset current year realized gains.

     A shareholder whose distributions are reinvested in Common Shares under the Plan will be treated as having received a dividend equal to either (i) if newly issued Common Shares are issued under the Plan, generally the fair market value of the newly issued Common Shares issued to the shareholder or (ii) if reinvestment is made through open-market purchases under the Plan, the amount of cash allocated to the shareholder for the purchase of Common Shares on its behalf in the open market. See “Dividends and Distribution—Dividend Reinvestment and Cash Purchase Plan” above.

     Sale or exchange of Fund shares. The sale or other disposition of the Common Shares generally will be a taxable transaction for U.S. federal income tax purposes. Selling holders of Common Shares generally will recognize gain or loss in an amount equal to the difference between the sum of the amount of cash and the fair market value of any property received in exchange therefor and their respective bases in such Common Shares. If the Common Shares are held as a capital asset, the gain or loss generally will be a capital gain or loss.

     Generally, a shareholder’s capital gain or loss will be a long-term capital gain or loss if the shares have been held for more than one year. However, any loss realized upon a taxable disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the shareholder as undistributed capital gains) with respect to such shares. Also, any loss realized upon a taxable disposition of Common Shares may be disallowed if other substantially identical shares are acquired (including through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan) within a 61-day period beginning 30 days before and ending 30 days after the date the original shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired. Capital losses may be subject to other limitations imposed by the Code.

     From time to time, the Fund may make a tender offer for its Common Shares. Shareholders who tender all Common Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or fewer than all its tendered shares are accepted for repurchase, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a risk that non-tendering shareholders whose interests in the Fund increase as a result of such tender will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming the Common Shares of the Fund; if isolated, any such risk is likely remote. If the Fund repurchases Common Shares on the open market, such that a selling shareholder would have no specific knowledge that he or she is selling his or her shares to the Fund, it is less likely that shareholders whose percentage share interests in the Fund increase as a result of any such open-market sale will be treated as having received a taxable distribution from the Fund.

     Backup withholding. The Fund may be required to withhold, for U.S. federal income taxes, 28% of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service (the “IRS”) that such shareholder is subject to backup withholding. Corporate shareholders and other shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the shareholder’s federal income tax liability if the appropriate information is timely provided to the IRS.

     Foreign shareholders. Absent a specific statutory exemption, dividends other than capital gain dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will generally not be subject to U.S. tax unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, in which case such amounts will generally be subject to tax at a rate of 30% (or lower applicable treaty rate). However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax. The Fund may be required to withhold U.S. income tax on distributions to a foreign shareholder unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption (generally by providing an IRS Form W-8BEN). Effective for taxable years of a RIC beginning before January 1, 2014, a RIC is not required to withhold any amounts with respect to distributions of (i) U.S.- source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign shareholder, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent the RIC properly reported such distributions in a written notice to shareholders. The exemption from withholding for interest-related and short-term capital gain dividends will expire for distributions with respect to taxable years of the RIC beginning on or after January 1, 2014. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

     If any distributions received by a foreign shareholder from the Fund (or amounts which are designated as undistributed capital gains) are effectively connected to a trade or business within the United States, the rules described in the preceding paragraph would not apply, and such foreign shareholder would generally be taxed on such amounts at the same rates applicable to a U.S. shareholder. Also, such distributions (or undistributed capital gains) may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation.

     Very generally, special tax rules apply if the Fund holds, or, but for the operation of certain exceptions, would be treated as holding, “U.S. real property interests” (“USRPIs”) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to a foreign shareholder. Furthermore, the foreign shareholder may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Fund shares—at regular U.S. federal income tax rates. The Fund does not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

     Other tax matters. A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

     Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Common Shareholders should consult their tax advisers to determine the suitability of Common Shares as an investment through such plans and the precise effect of an investment on their particular tax situation.

     Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in the Common Shares.

     The SAI summarizes further U.S. federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein. Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

DESCRIPTION OF SHARES

Common Shares

     The Fund is authorized to issue 240,000,000 shares of common stock, $0.01 par value per share (“Common Shares”). The Board of Directors, with the approval of a majority of the Directors and without action by the Fund’s shareholders, may amend the Fund’s Charter to increase or decrease the total number of shares of stock of the Fund or the number of shares of any class or series that the Fund has authority to issue. The Common Shares have no preemptive, conversion, exchange, redemption or appraisal rights. Each share has equal voting, dividend, distribution and liquidation rights. The Common Shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable. Common Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the Common Shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors. Distributions may be paid to the holders of Common Shares if, as and when authorized by the Board of Directors and declared by the Fund out of funds legally available therefor. Whenever Preferred Shares and Borrowings are outstanding, the Fund will not have the power to pay distributions on Common Shares unless all accrued dividends on the Preferred Shares and interest and principal payments on Borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution. See “—Preferred Shares” and “—Limited Issuance of Preferred Shares and Borrowings” below. The Fund’s Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol “DFP.” Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year. The foregoing description and the description below under “Certain Provisions of the Charter and Bylaws” are subject to the provisions contained in the Fund’s Charter and Bylaws.

     Net asset value will be reduced immediately following the offering of the Common Shares by the amount of the sales load and the amount of organizational and offering expenses paid by the Fund, to the extent such expenses are not borne by the Adviser. The Adviser has agreed to pay all of the Fund’s organizational expenses and offering expenses (other than sales load) to the extent that these organizational and offering expenses in the aggregate exceed $0.05 per Common Share. See “Use of Proceeds.”

     As of the date of this prospectus, the Adviser owned of record and beneficially shares of the Fund’s Common Shares constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

Fund Net Asset Value

     The Fund will determine the net asset value of its shares each day that the NYSE is open for trading. Net asset value of our Common Shares is computed by dividing the value of all assets of the Fund (including accrued interest and dividends and current and deferred income tax assets), less all liabilities (including accrued expenses, distributions payable, any Borrowings, and liabilities under Reverse Repurchase Agreements) and less the liquidation preference of any outstanding Preferred Shares, by the total number of Common Shares outstanding.

     For purposes of determining the net asset value per share of the Fund, securities principally traded on any exchange or similar regulated market reporting contemporaneous transaction prices are valued, except as indicated below, at the last sale price reflected on such principal market on the business day as of which such value is being determined as reported by sources as the Fund’s Board of Directors deem appropriate. If there has been no sale on such day, the securities are valued at the mean of the bid and asked prices on such day, or if no asked price is available, the bid price may be used. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund’s Board of Directors shall determine in good faith to reflect its fair market value.

     Readily marketable securities not traded principally on an exchange or similar regulated market, including listed securities or other assets whose primary market is believed by the Adviser to be OTC, are valued at the mean of the bid and asked prices as reported by sources as the Fund’s Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. Further, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser, pursuant to a delegation by the Board of Directors, to reflect the fair market value of such securities. In addition, certain swap agreements may be valued on the basis of the prices of the underlying reference assets.

     Securities or assets for which market prices are unavailable, or for which the Adviser determines that bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security or asset is suspended, the exchange on which the security or asset is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security or asset is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security or asset on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities or assets, information relating to the specific security or asset and developments in the markets.

     The Fund’s use of fair value pricing may cause the net asset value of the Fund’s Common Shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

     Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

     Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in OTC derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Any interest rate swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

     In December 2012, CFTC issued a final rule which requires certain interest rate swaps to be centrally cleared. Such clearing requirement may affect the Fund’s ability to negotiate individualized terms and/or may increase the costs of entering into such derivative transactions (for example, by increasing margin or capital requirements).

     Because the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of securities held in the Fund may change on days when you will not be able to purchase or sell Fund shares on the NYSE.

Preferred Shares

     The total number of Preferred Shares that the Fund currently has authority to issue is 10,000,000, $0.01 par value per share. The Charter authorizes the Board of Directors to classify and reclassify any unissued Preferred Shares, as well as Common Shares, into other classes or series of stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by the Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of Preferred Shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of Common Shares or otherwise be in their best interest.

     Limited Issuance of Preferred Shares and Borrowings. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation preference of up to 50% of the value of the Fund’s total assets (including the proceeds from the issuance) less liabilities other than Borrowings, measured immediately after issuance of the Preferred Shares. “Liquidation preference” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation preference of the Preferred Shares is less than one-half of the value of the Fund’s assets less liabilities other than Borrowings (determined after deducting the amount of such dividend or distribution) immediately after the distribution. Under the 1940 Act, the Fund generally is not permitted to borrow money if the principal amount of such Borrowings, at the time of issuance, exceeds 33⅓% of the Fund’s total assets less liabilities other than the Borrowings. In addition, the Fund may not be permitted to declare any cash dividend (except for dividends payable in Common Shares) or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the Borrowings, is at least 300% of the principal amount of any Borrowings (after deducting the amount of any such dividend or distribution) or other asset coverage requirements imposed under the terms of the borrowing. The terms of any Borrowing may also impose more stringent limitations on the Fund’s ability to declare dividends or other distributions. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the Borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise.

     The Fund currently intends to seek to enhance the level of its distributions and total return through the use of leverage. The Fund may utilize economic leverage through Borrowings, Preferred Shares and Reverse Repurchase Agreements in an amount, determined at the time of issuance of such leverage, up to 33⅓% of its Managed Assets (including the amount borrowed). The Fund expects to enter into a Credit Facility shortly after the Fund’s commencement of operations, as described above in “Use of Leverage - Credit Facility.” After the Fund has fully invested the net proceeds of this offering, the Fund currently intends to borrow money under the Credit Facility in an initial aggregate amount up to approximately 33⅓% (as determined immediately after borrowing) of the value of its Managed Assets. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.

     In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs which may issue ratings for Preferred Shares, if any, or commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

     Distribution Preference. Preferred Shares, if any, would have complete priority over the Fund’s Common Shares. Currently, the Fund has no intention to issue Preferred Shares.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares, if any, will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

     Voting Rights. Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this prospectus or the SAI and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

     Holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund’s Directors. The remaining Directors will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund’s Directors until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Preferred Shares will be required, in addition to the combined single class vote of the holders of Preferred Shares and Common Shares.

     Redemption, Purchase and Sale of Preferred Shares. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase Preferred Shares and resell any shares so tendered. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See “Use of Leverage.”

     The discussion above describes the Board of Directors’ present intention with respect to a possible offering of Preferred Shares. If the Board of Directors determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Charter.

CERTAIN PROVISIONS OF THE CHARTER AND BYLAWS

     The Maryland General Corporation Law and the Fund’s Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire the Fund by means of a tender offer, proxy contest or otherwise. These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

     Classified Board of Directors. Upon the completion of the Fund’s initial public offering, the Board of Directors will be divided into three classes of Directors serving staggered three-year terms. The initial terms for the Class I, Class II and Class III Directors will expire at the annual meetings of the Fund’s shareholders held in 2014, 2015 and 2016, respectively, and when their respective successors are duly elected and qualify. Upon expiration of their initial terms, Directors of each class will be elected to serve for terms expiring at the third succeeding annual meeting of the Fund’s shareholders and when their successors are duly elected and qualify, and each year one class of Directors will be elected by the shareholders. A classified board may render a change in control of the Fund or the removal of the Fund’s incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of the Fund’s management and policies.

     Election of Directors. The Fund’s Bylaws provide that Directors shall be elected by a plurality of the votes cast in the election of Directors. The Board of Directors may amend the Bylaws from time to time to alter the vote required to elect a Director.

     Number of Directors; Vacancies; Removal. The Fund’s charter provides that the number of Directors will be set only by the Board of Directors in accordance with the Fund’s Bylaws. The Fund’s Bylaws provide that a majority of the entire Board of Directors may at any time increase or decrease the number of Directors. However, unless the Fund’s Bylaws are amended, the number of Directors cannot be less than three or more than twelve.

     The Fund’s charter provides that, at such time as the Fund has at least three independent directors and its Common Shares are registered under the Exchange Act, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. For that reason, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the Directors remaining in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

     The Fund’s charter provides that a Director may be removed only for cause and then only by the affirmative vote of at least eighty percent (80%) of the votes entitled to be cast in the election of Directors.

     Action by Shareholders. Under the Maryland General Corporation Law, shareholder action can be taken only at an annual or special meeting of shareholders or, unless the charter provides for shareholder action by less than unanimous written consent (which is not the case for the Fund’s charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting of shareholders.

     Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals. The Fund’s Bylaws provide that, with respect to an annual meeting of shareholders, the nomination of individuals for election as Directors and the proposal of other business to be considered by the Fund’s shareholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a shareholder who is a shareholder of record at the time the shareholder provides the notice required by the Fund’s Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of such individuals as Directors or on such other business and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s Bylaws. With respect to special meetings of the Fund’s shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as Directors at a special meeting of shareholders may be made only (i) by or at the direction of the Board of Directors or (ii) if the special meeting has been called in accordance with the Fund’s Bylaws for the purpose of electing directors, by any shareholder who is a shareholder of record both at the time the shareholder provides the notice required by the Fund’s Bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s Bylaws and applicable law.

     Calling of Special Meetings of Shareholders. The Fund’s Bylaws provide that special meetings of the Fund’s shareholders may be called by the Board of Directors and certain of the Fund’s officers. The Fund’s Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholder requesting the meeting, a special meeting of shareholders must be called by the secretary of the Fund upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The Fund’s secretary will inform the requesting shareholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund’s proxy materials), and the requesting shareholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

     Approval of Extraordinary Corporate Action; Amendment of the Fund’s Charter and Bylaws. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

     However, certain Charter amendments and transactions require supermajority Director and shareholder votes. Except as otherwise provided below, the affirmative vote of the holders of Common Shares and Preferred Shares entitled to cast at least 80% of the votes entitled to be cast by such shareholders, each voting as a separate class, in addition to the affirmative vote of at least 80% of the Board of Directors, shall be necessary to effect any of the following actions:

  any amendment to the Charter to make the Common Shares a redeemable security or to convert the corporation from a closed-end company to an open-end company (as such terms are defined in the 1940 Act) or any amendment to the purposes for which the Fund is formed, unless such amendment is approved by the vote of 80% of the Continuing Directors (as hereinafter defined), in which case the affirmative vote of a majority of the votes entitled to be cast by shareholders shall be required to approve such actions;

  any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets;

  any proposal to liquidate or dissolve the Fund or any amendment to the Charter that would terminate the existence of the Fund, unless such proposal is approved by the vote of 80% of the Continuing Directors, in which case the affirmative vote of a majority of the votes entitled to be cast by shareholders shall be required to approve such actions;
  any proposal regarding the percentage of shareholder votes necessary to amend certain provisions of our charter, approve the dissolution of the Fund or approve extraordinary transactions; or

  any Business Combination, which is defined in the Charter as:

  any merger, consolidation or statutory share exchange of the Fund with or into any other entity;

  any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions in any 12 month period) to or with any other person of any assets of the Fund having an aggregate Fair Market Value (as defined in our Charter) of $1,000,000 or more except for portfolio transactions of the Corporation effected in the ordinary course of the Fund’s business; or

  the issuance or transfer by the Fund (in one transaction or a series of transactions in any 12 month period) of any of the Fund’s securities to any other entity in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $1,000,000 or more excluding sales of any securities of the Fund in connection with a public offering or private placement thereof, issuances of any securities of the Fund pursuant to a dividend reinvestment and/or cash purchase plan adopted by the Fund and issuances of any securities of the Fund upon the exercise of any share subscription rights distributed by the Fund.

     The Charter provides that, if any Business Combination described above (other than the Business Combination described immediately above) is approved by a vote of 80% of the Continuing Directors, or all of the conditions set forth in the Charter regarding the consideration to be received in the Business Combination and related matters are satisfied, a majority of the votes entitled to be cast by shareholders shall be required to approve such transaction, if the transaction requires shareholder approval under Maryland law. If any other Business Combination is approved by a vote of 80% of the Continuing Directors, or all of the conditions set forth in the Charter regarding the consideration to be received in the Business Combination and related matters are satisfied, no shareholder vote shall be required to approve such transaction unless otherwise required by law.

     Under the Charter, a “Continuing Director” means any member of the Board of Directors of the Fund who (A) is not an Interested Party or an Affiliate or an Associate (as these terms are defined in the Charter) of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months (or since the Fund’s commencement of operations, if that period is less than 12 months); or (B) is a successor of a Continuing Director who is not an Interested Party or an Affiliate or an Associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors; or (C) is elected to the Board of Directors to be a Continuing Director by a majority of the Continuing Directors then on the Board of Directors and who is not an Interested Party or an Affiliate or Associate of an Interested Party.

     The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund’s shareholders generally.

     Reference is made to the Charter and Bylaws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

UNDERWRITING

     Wells Fargo Securities, LLC and Raymond James & Associates, Inc. are acting as the representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of Common Shares set forth opposite the underwriter’s name.

Underwriter	Number of Shares
Wells Fargo Securities, LLC	7,225,000
Raymond James & Associates, Inc.	6,875,000
Stifel, Nicolaus & Co., Inc.	835,000
Crowell, Weedon & Co.	90,000
The GMS Group, LLC	550,000
Henley & Company LLC	65,000
Hennion & Walsh, Inc.	575,000
Ladenburg Thalmann & Co. Inc.	155,000
Maxim Group LLC	75,000
National Securities Corporation	300,000
Newbridge Securities Corporation	20,000
Pershing LLC	325,000
Wedbush Securities Inc.	295,000
Wunderlich Securities, Inc.	70,000
B.C. Ziegler & Company	105,000
Aegis Capital Corp.	20,000
Andrew Garrett, Inc.	20,000
Bernard Herold & Co., Inc.	20,000
Brean Capital, LLC	20,000
D.A. Davidson & Co.	20,000
Feltl and Company	20,000
J.J.B. Hilliard, W.L. Lyons, LLC	20,000
The Huntington Investment Company	40,000
J. P. Turner & Company, L.L.C.	20,000
Joseph Gunnar & Co. LLC	20,000
Regal Securities, Inc.	40,000
Revere Securities Corp.	20,000
R. M. Stark Co., Inc.	20,000
Source Capital Group, Inc.	40,000
Stockcross Financial Services, Inc.	40,000
Wayne Hummer Investments L.L.C.	20,000
Westminster Financial Securities, Inc.	40,000
Total	18,000,000

     The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) shown above if any of the Common Shares are purchased.

     The underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $0.750 per share. The sales load the investors in the Fund will pay of $1.125 per share is equal to 4.5% of the initial offering price. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Common Shares must be paid for by investors on or before May 29, 2013. The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Compensation

     The Adviser (and not the Fund) has agreed to pay to each of Wells Fargo Securities, LLC and Raymond James & Associates, Inc. from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount of $4,594,473.25 and $3,011,384.59, respectively. If the over-allotment option is not exercised, the structuring fee paid to Wells Fargo Securities, LLC and Raymond James & Associates, Inc. will not exceed 1.0210% and 0.6692%, respectively, of the total public offering price.

     The Adviser (and not the Fund) has agreed to pay each of The GMS Group, LLC, Stifel, Nicolaus & Co., Inc. and Wedbush Securities Inc., from its own assets, an upfront sales incentive fee for advice related to the sale and distribution of the shares of Common Stock in the amount of $108,187.50, $293,750.00, and $56,250.00, respectively. If the over-allotment option is not exercised, the sales incentive fee paid to each of The GMS Group, LLC, Stifel, Nicolaus & Co., Inc. and Wedbush Securities Inc. will not exceed 0.0240%, 0.0653%, and 0.0125%, respectively, of the total public offering price.

     The Adviser has entered into a distribution agreement with Destra Capital Investments LLC (“Destra”) under which Destra provides assistance to the Adviser with respect to distribution of the Common Shares. The fees due pursuant to this distribution agreement will be paid exclusively by the Adviser (and not the Fund). The Adviser has agreed to compensate Destra in the amount of up to $784,006.46 (assuming full exercise of the over-allotment option) (which amount will not exceed 0.1742% of the total public offering price of the common shares sold in this offering). The Fund intends to treat certain offering related expenses of Destra under the distribution agreement as offering expenses of the Fund and to reimburse such expenses to the extent that they, together with all other offering expenses and organizational expenses in the aggregate, do not exceed $0.05 per Common Share up to a maximum amount of $400,000. Destra is a registered broker-dealer and a member of the Financial Industry Regulatory Authority, Inc. and may be deemed an ‘‘underwriter’’ for purposes of this offering under the Securities Act, although Destra will not purchase or resell any of the Common Shares in connection with the offering.

     The Fund has also agreed to reimburse the underwriters for certain other expenses in connection with this offering in the aggregate amount not exceeding $60,000, which is deemed underwriting compensation by FINRA.

     The total amount of the underwriters’ additional compensation payments by the Adviser described above will not exceed 4.5% of the total public offering price of the Common Shares offered hereby. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters and other expenses (including reimbursed expenses), will be limited to not more than 6.5685% of the total public offering price of the Common Shares sold in this offering.

     The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to 2,700,000 additional Common Shares at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional Common Shares approximately proportionate to that underwriter’s initial purchase commitment.

     The Fund and the Adviser have agreed, for a period of 180 days from the date of this prospectus, that they will not, without the prior written consent of Wells Fargo Securities, LLC and Raymond James & Associates, Inc., on behalf of the underwriters, with certain exceptions, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided that the Fund may issue and sell Common Shares pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan.

     To meet the NYSE distribution requirements for trading, the underwriters have undertaken to sell Common Shares in a manner such that shares are held by a minimum of 400 beneficial owners in lots of 100 or more, the minimum stock price will be at least $4.00 at the time of listing on the NYSE, at least 1,100,000 Common Shares will be publicly held in the United States and the aggregate market value of publicly held shares in the United States will be at least $60 million. The Fund’s Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol “DFP.”

     The following table shows the sales load that investors in the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional Common Shares.

	No Exercise	Full Exercise
Per Share	$1.125	$1.125
Total	$20,250,000	$23,287,500

     The Fund and the Adviser have agreed to indemnify the underwriters, certain of their affiliates and directors, officers, employees and agents of the underwriters, and each person who controls any underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, from certain liabilities in connection with disclosure that was not provided by the underwriters and is contained in the preliminary prospectus, the prospectus or the Fund’s registration statement, in each case relating to the sale of its Common Shares and certain sales material, including amounts or expenses paid in settlement of such liabilities. The above indemnity is subject to the requirement and limitations of section 17(i) of the 1940 Act, which prohibits registered investment companies from indemnifying a principal underwriter from any liability to the investment company or its security holders to which such principal underwriter would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the underwriting agreement.

     Certain underwriters may make a market in Common Shares after trading in Common Shares has commenced on the NYSE. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

     In connection with the offering, Wells Fargo Securities, LLC, on behalf of itself and the other underwriters, may purchase and sell the Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option.

     Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of Common Shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

     The underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

     Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

     A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than this prospectus in electronic format, the information on any such underwriter’s website is not part of this prospectus. The representatives may agree to allocate a number of Common Shares to underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

     The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

     Certain underwriters may, from time to time, engage in transactions with or perform investment banking and advisory services for the Adviser and its affiliates in the ordinary course of business, for which such underwriters have received, and may expect to receive, customary fees and expenses.

     Prior to the public offering of Common Shares, the Adviser or an affiliate purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

     The principal business address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, NC 28202. The principal business address of Raymond James & Associates, Inc is 880 Carillon Parkway, St. Petersburg, Florida 33716.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     The Bank of New York Mellon, whose principal business address is One Wall Street, New York, New York 10286, has been retained to act as custodian of the Fund’s investments, and BNY Mellon Investment Servicing (US) Inc., whose principal business address is 4400 Computer Drive, Westborough, MA 01581, has been retained to serve as the Fund’s transfer agent, dividend disbursing agent and registrar. Neither Bank of New York Mellon nor BNY Mellon Investment Servicing (US) Inc. has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.

REPORTS TO SHAREHOLDERS

     The Fund will send unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held.

VALIDITY OF THE COMMON SHARES

     The validity of the Common Shares offered hereby is being passed on for the Fund by Venable LLP (with respect to matters pertaining to Maryland law) and Willkie Farr & Gallagher LLP, and certain other legal matters will be passed on for the underwriters by Simpson Thacher & Bartlett LLP. Simpson Thacher & Bartlett LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information	1
Investment Objective and Policies	1
Investment Restrictions	15
Management of the Fund	16
Principal Shareholders	23
Investment Management and Other Services	23
Proxy Voting	26
Portfolio Transactions and Brokerage	26
Determination of Net Asset Value	26
Repurchase of Shares	28
Taxation	29
Counsel and Independent Registered Public Accounting Firm	40
Report of Independent Registered Public Accounting Firm	41
Statement of Assets and Liabilities (in Organization)	42
Statement of Operations (in Organization)	42
Notes to Financial Statement	43
Appendix A: Proxy Voting Policies and Procedures	A-1
Appendix B: Ratings of Investments	B-1
Privacy Policy	C-1

18,000,000 Shares

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

Common Stock
$25.00 per Share

PROSPECTUS
May 23, 2013

Wells Fargo Securities
Raymond James
Stifel
Crowell, Weedon & Co.
The GMS Group, LLC
Henley & Company LLC
Hennion & Walsh, Inc.
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
National Securities Corporation
Newbridge Securities Corporation
Pershing LLC
Wedbush Securities Inc.
Wunderlich Securities
B.C. Ziegler

Until June 17, 2013 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Filed Pursuant to Rule 497
File No. 333-184587

301 E. COLORADO BOULEVARD, SUITE 720
PASADENA, CALIFORNIA 91101
(626) 795-7300

STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 23, 2013

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME FUND INCORPORATED, DATED MAY 23, 2013, AS SUPPLEMENTED FROM TIME TO TIME (THE “PROSPECTUS”).

THIS STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE ADDRESS OR PHONE NUMBER SHOWN ABOVE.

TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION	1
INVESTMENT OBJECTIVE AND POLICIES	1
INVESTMENT RESTRICTIONS	15
MANAGEMENT OF THE FUND	16
PRINCIPAL SHAREHOLDERS	23
INVESTMENT MANAGEMENT AND OTHER SERVICES	23
PROXY VOTING	26
PORTFOLIO TRANSACTIONS AND BROKERAGE	26
DETERMINATION OF NET ASSET VALUE	26
REPURCHASE OF SHARES	28
TAXATION	29
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41
STATEMENT OF ASSETS AND LIABILITIES (IN ORGANIZATION)	42
STATEMENT OF OPERATIONS (IN ORGANIZATION)	42
NOTES TO FINANCIAL STATEMENTS	43
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES	A-1
APPENDIX B: RATINGS OF INVESTMENTS	B-1
PRIVACY POLICY	C-1

STATEMENT OF ADDITIONAL INFORMATION

     Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the “Fund”) is a newly organized, non-diversified, closed-end management investment company organized as a Maryland corporation on October 10, 2012. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

     The following descriptions supplement the descriptions of the principal investment objective, policies, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund’s investment policies are not fundamental and may be changed by the Board of Directors of the Fund (the “Board” or the “Board of Directors”) without the approval of the shareholders.

     The Fund's investment objective is to seek total return, with an emphasis on high current income. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies, including traditional preferred stock, hybrid and trust preferred securities that have characteristics of both equity and debt securities, convertible securities, subordinated debt and senior debt. “Managed Assets” are the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock (“Preferred Shares”) issued by the Fund, if any, and the proceeds of any reverse repurchase agreements (“Reverse Repurchase Agreements”) entered into by the Fund.

     The Fund will invest, under normal market conditions, more than 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokers and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. For example, the Fund could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate in light of current market and credit conditions.

     The Fund may invest up to 100% of its Managed Assets in securities of U.S. companies, and may also invest up to 100% of its Managed Assets in securities of non-U.S. companies. In addition, the Fund may invest its Managed Assets in U.S. dollar-denominated American Depositary Receipts (“ADRs”), U.S. dollar-denominated foreign stocks traded on U.S. exchanges and U.S. dollar-denominated and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States.

     The Fund will invest at least 80% of its Managed Assets in (i) investment grade quality securities or (ii) below investment grade quality securities of companies with investment grade senior unsecured debt outstanding, in either case determined at the time of purchase. Consequently, the Fund may invest up to 20% of its Managed Assets in securities of companies with below investment grade quality senior unsecured debt outstanding. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” Some of the Fund’s Managed Assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in securities of below investment grade quality, an investment in the Fund should be considered speculative. The maturities of securities in which the Fund will invest generally will be longer-term (perpetual, in the case of some preferred securities, and ten years or more for other preferred and debt securities); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term securities. Although the Fund can buy securities of any maturity, it initially expects to have an effective duration between 9 and 14 years. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.

1

     The portion of the Fund’s Managed Assets not invested in preferred and other income-producing securities may be invested in, among other securities, money market instruments, money market mutual funds, asset-backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Securities”) and such obligations which are subject to repurchase agreements and commercial paper. Depending on market conditions, these investments may at times have a higher or lower yield than preferred securities and other income-producing securities in which the Fund invests.

Preferred Securities

     There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating-rate dividends, are perpetual instruments and considered equity securities. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid- preferred securities market consists of both fixed- and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, Flaherty & Crumrine Incorporated (the “Adviser” or “Flaherty & Crumrine”) also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

     Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and in the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its shareholders. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

     Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

2

     Corporate shareholders of a regulated investment company (a “RIC”) like the Fund generally are permitted to claim the 70% dividends-received deduction (the “DRD”) with respect to that portion of their distributions from the RIC attributable to amounts received by the RIC that qualify for the DRD, provided such amounts are properly reported by the RIC and certain holding period requirements are met at both the RIC and shareholder level. Not all traditional preferred securities pay dividends that are eligible for the DRD. Individual shareholders of a RIC like the Fund generally may be eligible to treat as qualified dividend income (“QDI”) that portion of their distributions from the RIC attributable to QDI received and reported as such by the RIC, provided certain holding period requirements are met at both the RIC and shareholder level. Not all traditional preferred securities will provide significant benefits under the rules relating to QDI. Individuals will generally be taxed at long-term capital gain rates on QDI. Dividends from REIT preferred securities do not qualify for the DRD and generally do not constitute QDI. For more information regarding QDI and DRD, see “Taxation” below.

     Hybrid-Preferred Securities. Hybrid-preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, as described below, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

     Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for 18 months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid-preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity because of their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust preferred securities (TRUPS®); enhanced trust preferred securities (Enhanced TRUPS®); trust-originated preferred securities (TOPrS®); monthly-income preferred securities (MIPS®); quarterly-income bond securities (QUIBS®); quarterly-income debt securities (QUIDS®); quarterly-income preferred securities (QUIPSSM); corporate trust securities (CorTS®); public income notes (PINES®); and other hybrid-preferred securities.

     Hybrid-preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

     Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not direct obligations of the operating company. The Fund may invest in hybrid-preferred securities issued by trusts or other special purpose entities regardless of whether the obligations of the trust or other special purpose entity are guaranteed by the operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. For U.S. federal income tax purposes, holders of the trust preferred securities generally are treated as owning beneficial interests in the underlying debt of the operating company held by the trust or special purpose entity, and payments on the hybrid-preferred securities are generally treated as interest rather than dividends . As such, payments on the hybrid-preferred securities are not eligible for the DRD or the reduced rates of tax that may apply to QDI. The trust or special purpose entity would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

3

     Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

     In some cases traditional and hybrid-preferred securities can include loss absorption provisions that make the securities more equity like – these securities are generally referred to as contingent-capital securities (sometimes referred to as “CoCo’s”). This is particularly true in the financials sector, the largest preferred issuer segment. Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely. While loss absorption language is relatively rare in the preferred market today, it may become much more prevalent. At this time, the Fund does not intend to invest in any contingent-capital securities.

     In one version of a contingent-capital security, a preferred security has loss absorption characteristics whereby the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

     Another version of a contingent-capital security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the common stock is below the conversion price on the conversion date.

     Floating-Rate and Fixed-to-Floating-Rate Securities. The Fund may invest up to 100% of its Managed Assets in floating-rate and fixed-to-floating-rate preferred securities. Floating-rate and fixed-to-floating-rate preferred securities may be traditional preferred or hybrid-preferred securities. The terms of floating-rate preferred securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate. Because of the interest rate reset feature, floating-rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating-rate securities will participate in any declines in interest rates as well. Similarly, a fixed-to-floating-rate security may be less price- sensitive to rising interest rates (or yields), because it has a rate of payment that is fixed for a certain period (typically five, ten or thirty years when first issued), after which period a floating-rate of payment applies.

     Convertible Preferred Securities. Some preferred securities, generally known as convertible preferred securities, provide for an investor option to convert their holdings into common shares of the issuer. These securities may have lower rates of income than other preferred securities, and the conversion option may cause them to trade more like equities than typical fixed income instruments.

Debt Securities

     In addition to investing in preferred securities, the Fund may invest in fixed- and floating-rate corporate debt securities. Other debt securities in which the Fund may invest include investments in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities, mortgage-backed and asset-backed securities, collateralized mortgage obligations and municipal securities. Debt securities may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors.

     Corporate Debt Obligations. The Fund may invest in investment grade or below investment grade U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of the Fund, the Adviser may consider (i) general economic and financial conditions; (ii) the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer’s country, and (iii) other considerations deemed appropriate.

4

     U.S. Government Obligations. The Fund may invest in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.

     Other obligations are supported by the right of the issuer to borrow from the U.S. Treasury. Other obligations of certain agencies and instrumentalities of the U.S. Government are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover their investment from the U.S. Government.

     Collateralized Mortgage Obligations (“CMOs”). The Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually.

     CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. Government, and their income streams. CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, an issuer issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     Floating Rate Loans. The Fund may invest in senior secured floating-rate loans (“Senior Loans”). Senior Loans generally are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower’s capital structure, pay interest at rates that are re-determined periodically on the basis of a floating base lending rate, such as the London Inter-bank Offered Rate (“LIBOR”), plus a premium. This floating-rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Fund may invest in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk.

5

     Senior Loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission (“SEC”) or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Fund’s investments in Senior Loans will be more dependent on the analytical abilities of the Adviser than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser may consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

     Bank Instruments. The Fund may invest in certificates of deposits, time deposits, and bankers’ acceptances from U.S. or foreign banks. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

     The Fund may invest in certificates of deposit (“Eurodollar CDs”) and time deposits (Eurodollar time deposits) of foreign branches of domestic banks. Accordingly, an investment in the Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.

Subordinate Security Credit Risk

     Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments.

High Yield Securities

     The Fund may invest in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as “high yield” or “junk” securities. These securities are subject to a greater risk of default. The prices of these lower-grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities. Lower-grade securities tend to be less liquid than investment grade securities. The market values of lower-grade securities tend to be more volatile than investment grade securities. A security will be considered to be investment grade if it is rated as such by one of Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Group, a subsidiary of The McGraw Hill Companies (“S&P”), Fitch, Inc. (“Fitch”) or another nationally recognized statistical ratings organization (“NRSRO”) or, if unrated, are judged to be investment grade by the Adviser.

     Lower-rated securities, or equivalent unrated securities, may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher-quality debt securities, and the Fund’s ability to achieve its investment objective may, to the extent the Fund is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

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     It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

Credit Ratings

     Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix B describes the various ratings assigned to debt obligations by S&P, Moody’s and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Credit rating agencies may be paid by the companies whose securities they analyze and grade. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a debt security may change over time. S&P, Moody’s and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, securities held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

Foreign (Non-U.S.) Securities

     The Fund may invest up to 100% of its Managed Assets in securities of U.S. companies, and may also invest up to 100% of its Managed Assets in securities of non-U.S. companies. The Fund may invest its Managed Assets in U.S. dollar-denominated ADRs, U.S. dollar-denominated foreign stocks traded on U.S. exchanges and U.S. dollar-denominated and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States. Those securities that are traded in the United States have characteristics that are similar to traditional and hybrid-preferred securities. The Fund may also invest in securities of foreign companies in the form of ADRs, Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

     ADRs, typically issued by a financial institution (a depositary), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, GDRs are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets. Ownership of ADRs, GDRs and EDRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market liquidity, currency, political, information and other risks.

     Investing in securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations which could extend settlement periods.

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     Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

  the possibility of expropriation of assets;

  confiscatory taxation;

  difficulty in obtaining or enforcing a court judgment;

  economic, political or social instability; and

  diplomatic developments that could affect investments in those countries.

     Income and gains earned by the Fund in respect of foreign securities may be subject to foreign withholding and other taxes, which will reduce the Fund’s return on such securities.

Real Estate Companies

     The Fund may invest in the securities of real estate companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

     The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company also may have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to these properties may be limited. Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

  Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

  Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

  Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions.

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  Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including Federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis.

  Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

  Insurance Issues. Certain real estate companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles.

  Credit Risk. REITs may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively.

  Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.

  Smaller Companies. Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks.

  REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Internal Revenue Code of 1986, as amended (the “Code”). It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company.

     REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of the Fund’s investments in REITs will consist of securities issued by equity REITs. In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

     In addition, U.S. REITs could possibly fail to qualify for pass-through of income under the Code, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

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Utility Companies

     Utility companies in which the Fund may invest generally are involved in the generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; or production, transmission or distribution of oil or natural gas. The Fund may invest significantly in securities of utility companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Investing in the utility sector includes the following risks:

  high interest costs in connection with capital construction and improvement programs;

  difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

  governmental regulation of rates charged to customers;

  costs associated with compliance with and changes in environmental and other regulations;

  effects of economic slowdowns and surplus capacity;

  increased competition from other providers of utility services;

  inexperience with and potential losses resulting from a developing deregulatory environment;

  costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers;

  effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;

  technological innovations that may render existing plants, equipment or products obsolete; and

  potential impact of terrorist activities on utility companies and their customers and the impact of natural or man-made disasters.

     Issuers in the utility sector may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric or gas utility as well as its expenses.

Energy Companies

     Energy companies in which the Fund may invest include companies in the discovery, development, production or distribution of energy or other natural resources, the development of technologies for the production or efficient use of energy and other natural resources, or the furnishing of related supplies or services. The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, exploration and production spending, the success of exploration projects, tax and other government regulations, weather or meteorological events, world events and economic conditions. The energy industries also may be affected by fluctuations in energy prices, energy conservation, exploration and production spending, government regulations, weather, world events and economic conditions.

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Industrial Companies

     Industrial companies that the Fund may invest in include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. These companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services. A company is in industrial products, services or equipment industries if at the time of investment it is determine that at least 50% of the company’s assets, revenues or profits are derived from these industries.

     The industrial products, services and equipment industries can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Derivative Instruments

     Except as described in the Prospectus or below, the Fund has no current intention of entering into Derivatives Transactions (as defined below).

     The Fund may, but is not required to, use, without limit, various strategic transactions described below to seek to increase return, facilitate portfolio management or mitigate risks. Although the Adviser may seek to use these kinds of transactions to further the Fund’s investment objective, no assurance can be given that they will achieve this result.

     The Fund may enter into exchange-listed and over-the-counter (“OTC”) put and call options on securities (including securities of investment companies and baskets of securities), indexes, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate derivative transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. The Fund may short certain securities to hedge some of the credit or interest rate risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of their investments to more closely approximate those of the markets in which they invest), to manage cash flows, for total return or to preserve capital. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Collectively, all of the above are referred to as “Derivatives Transactions.”

     In December 2012, the Commodity Futures Trading Commission (“CFTC”) issued a final rule which requires certain interest rate swaps to be centrally cleared. Such clearing requirement may affect the Fund’s ability to negotiate individualized terms and/or may increase the costs of entering into such derivative transactions (for example, by increasing margin or capital requirements).

     Derivatives Transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of Derivatives Transactions the Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.

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     The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. The Fund could experience losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of Derivatives Transactions also is subject to the ability of the Adviser to predict correctly market conditions, liquidity movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Derivatives Transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes.

     In addition, the derivatives market is subject to a changing regulatory environment. In particular, adoption of derivatives legislation by the United States Congress, including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), could have an adverse effect on the Fund’s ability to use derivative instruments. The Dodd-Frank Act provides for new regulation of certain portions of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. The extent and impact of the regulation is not yet known and may not be known for some time. The new regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result.

     The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

     Certain currency derivatives are subject to regulation under the Dodd-Frank Act. Potential rule-making with respect to such derivatives could affect the cost of such derivatives or otherwise restrict the fund’s ability to effectively use currency derivatives.

     Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.

     The Fund will be subject to credit risk with respect to the counterparties (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

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     The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund in accordance with CFTC Rule 4.5 and, as a result, the Adviser is not subject to registration or regulation as a commodity pool operator under the Commodity and Exchange Act (“CEA”). In order to maintain the exclusion, the Fund must invest no more than a prescribed level of its liquidation value in futures and certain other instruments, and the Fund must not market itself as providing investment exposure to such instruments. If the Fund is no longer able to claim the exclusion, the Adviser may be subject to the CFTC registration requirements, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools. Compliance with these additional registration and regulatory requirements may increase operating expenses. Other potentially adverse regulatory initiatives could also develop. The Adviser has registered as a commodity trading advisor.

     The Fund’s intention to qualify as a RIC under the Code will potentially limit the extent to which the Fund can engage in certain Derivatives Transactions.

Cash Reserves

     The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments and generally will not exceed 15% of total assets. If the Adviser has difficulty finding an adequate number of undervalued equity securities, all or any portion of the Fund’s assets may also be invested temporarily in money market instruments. Cash reserves in excess of 20% of total assets will be maintained for defensive purposes only.

     Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. A repurchase agreement is an instrument under which an investor, such as the Fund, purchases a U.S. Government security from a counterparty, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. In such a case, the security is held by the Fund, in effect, as collateral for the repurchase obligation.

     Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as Moody’s or S&P, certificates of deposit, bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars and money market mutual funds.

     In entering into any repurchase agreement for the Fund, the Adviser will evaluate and monitor the creditworthiness of the counterparty. In the event that a counterparty should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal or income, in selling the collateral.

Securities Lending

     The Fund may lend portfolio securities to broker/dealers or other institutions. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

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Short Sales

     The Fund may, but does not currently plan to, enter into short sales, provided the dollar amount of short sales at any one time would not exceed 25% of the Managed Assets of the Fund, and the value of securities of any one issuer in which the Fund is short would not exceed the lesser of 2% of the value of the Fund’s Managed Assets or 2% of the securities of any class of any issuer. The Fund must designate collateral consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked-to-market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as short sales against the box), the above requirements are not applicable.

Investment Companies

     The Fund may also invest in securities of open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Fund may invest directly. The Fund may invest in the securities of ETFs in excess of the limits imposed under the 1940 Act, pursuant to exemptive orders obtained by certain ETFs and their sponsors from the SEC. An ETF is a fund that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs and registered closed-end investment companies generally trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. As a shareholder in an investment company, the Fund will bear its pro rata portion of that investment company’s expenses, and will remain subject to payment of the Fund’s advisory and administrative fees with respect to assets invested in such underlying investment companies. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs or an exchanged-traded closed-end investment company. Securities of other investment companies may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

     The Fund also may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive opportunities in the market. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management and other fees and expenses with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the Prospectus in the sections entitled “Use of Leverage” and “Use of Leverage—Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser.

     Under the 1940 Act, the Fund may be limited in the amount the Fund and its affiliates can invest in any one investment company (a “Portfolio Fund”) to, among other things, 3% of the Portfolio Fund’s total outstanding stock. As a result, the Fund may hold a smaller position in a Portfolio Fund than if it were not subject to this restriction. To comply with provisions of the 1940 Act, on any matter upon which Portfolio Fund shareholders are solicited to vote the Adviser may be required to vote Portfolio Fund shares in the same general proportion as shares held by other shareholders of the Portfolio Fund.

     ETFs are open-end investment companies whose shares are listed for trading on a national securities exchange or the NASDAQ National Market System. ETF shares such as iShares and SPDRs provide investment results that generally are intended to correspond to the price and yield performance of the component stocks of a widely recognized index such as the S&P 500® Index. There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. ETFs are subject to the risks of an investment in a broadly based portfolio of common or preferred stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. Individual shares of an ETF are generally not redeemable at their net asset value, but trade on an exchange during the day at prices that are normally close to, but not the same as, their net asset value. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their net asset values.

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Portfolio Trading and Turnover Rate

     The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Adviser, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to shareholders of the Fund’s shares of common stock (“Common Shareholders”), would be taxable to such shareholders as ordinary income.

INVESTMENT RESTRICTIONS

     The investment objective and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized.

     The Fund may not:

     1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom; or pledge, mortgage or hypothecate its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies, provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

     2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

     3. Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and loans and other securities secured by real estate or interests therein, and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities and loans;

     4. Make loans to other persons except through the lending of securities held by it or in connection with permitted investment strategies (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, by the purchase of debt securities and in connection with permitted investment strategies;

     5. Invest more than 25% of its total assets in securities of issuers in a single industry, except that (i) this limitation will not be applicable to the purchase of Government Securities and (ii) the Fund will invest, under normal market conditions, more than at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokers and REIT industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries.

     The Fund may:

     6. Purchase and sell commodities or commodity contracts, including futures contracts, to the maximum extent permitted by law.

15

     The investment restrictions above have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a “majority of the outstanding” Common Shares and, if issued, preferred stock (“Preferred Shares”) voting together as a single class, and of the holders of a “majority of the outstanding” Preferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a shareholders meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. With respect to investment restriction number 5, the Fund, for example, could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate in light of current market and credit conditions.

     Under the 1940 Act, the Fund is not permitted to issue Preferred Shares if, immediately after such issuance, the liquidation value of the outstanding Preferred Shares exceeds 50% of the Fund’s total assets (including the proceeds from the issuance) less liabilities other than borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”) (i.e., the value of the Fund’s assets must be at least 200% of the liquidation value of the outstanding Preferred Shares). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than Borrowings is at least 200% of such liquidation value after deducting the amount of such dividend or distribution. If the Fund issues Preferred Shares, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund’s Directors will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Directors of the Fund. See “Description of Shares—Preferred Shares.” The Fund has no current intention to issue Preferred Shares.

MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Adviser, administrator, sub-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the Adviser and the Fund’s administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors.

     Basic information about the identity and experience of each Director and officer is set forth in the charts below.

     Upon completion of the Fund’s initial public offering, the Board of Directors will be classified, with respect to the time for which Directors severally hold office, into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Directors in each Class to hold office until their successors are elected and qualified. At each succeeding annual meeting of the holders of Common Shares, the successors to the Class of Directors whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of stockholders held in the third year following the year of their election or the election and qualification of their successors.

     The Directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the fund complex, and other directorships held by the Director are set forth below.

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Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

David Gale** Delta Dividend Group, Inc. 220 Montgomery Street Suite 426 San Francisco, CA 94104 Age: 64	Director	Class II Director since April 2013	President of Delta Dividend Group, Inc. (investments)	5	Metromedia International Group, Inc. and Emmis Communications

Morgan Gust 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 66	Director and Nominating and Governance Committee Chairman	Class III Director since April 2013	Owner and operator of various entities engaged in agriculture and real estate	5	CoBiz Financial, Inc. (financial services)

Karen H. Hogan 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 51	Director	Class II Director since April 2013	Board Member, IKAR, a nonprofit organization; Active Member, Committee Member and Volunteer to several nonprofit organizations.	5	None

Robert F. Wulf 1000 S.W. Vista Avenue, Apt. 314 Portland, OR 97205 Age: 76	Director and Audit Committee Chairman	Class I Director since April 2013	Financial Consultant; Former Trustee, University of Oregon Foundation; Trustee, San Francisco Theological Seminary	5	None

INTERESTED DIRECTOR:

Donald F. Crumrine† 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 65	Director, Chairman of the Board and Chief Executive Officer	Class I Director since October 2012	Chairman of the Board and Director of Flaherty & Crumrine Incorporated	5	None

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____________________

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The term for each class expires as follows:

Class I Directors — term expires at the Fund’s 2014 Annual Meeting of Shareholders;
directors may continue in office until their successors are duly elected and qualified.
Class II Directors — term expires at the Fund’s 2015 Annual Meeting of Shareholders;
directors may continue in office until their successors are duly elected and qualified.
Class III Director — term expires at the Fund’s 2016 Annual Meeting of Shareholders;
director may continue in office until his successor is duly elected and qualified.

**	Until the completion or expiration of the underwriters’ over-allotment option, Mr. Gale will be deemed to be an Interested Director of the Fund with respect to the approvals relating to the underwriters due to an indirect beneficial interest in securities issued by one of the underwriters.

***	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund (“PFD”), Flaherty & Crumrine Preferred Income Opportunity Fund (“PFO”), Flaherty & Crumrine Preferred Securities Income Fund (“FFC”), and Flaherty & Crumrine Total Return Fund (“FLC”) (collectively, with the Fund, the “Funds”).

†	“Interested person” of the Fund as defined in the 1940 Act. Mr. Crumrine is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

     Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board of Directors of the Fund (the “Board”) believes have prepared them to be effective Directors. The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of its duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the boards of other the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating and Governance Committees contain certain other factors considered by the Committees in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Independent Directors (defined below) are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Flaherty & Crumrine, and also may benefit from information provided by the Funds’ and Flaherty & Crumrine’s counsel; both counsel to the Independent Directors and counsel to the Funds and Flaherty & Crumrine have significant experience advising funds and fund directors. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

  Donald F. Crumrine – Mr. Crumrine has been the Chairman of the Boards of PFD and PFO since 2002 and Chairman of the Boards of FFC and FLC since each Fund’s inception. Mr. Crumrine has over 36 years of experience managing portfolios of preferred securities. He co-founded Flaherty & Crumrine in 1983, after spending twelve years at Scudder, Stevens & Clark, to focus on managing preferred securities portfolios and associated hedges. Mr. Crumrine is actively involved in the day-to-day management of all Flaherty & Crumrine client portfolios, including those of the Funds, and directs client service and marketing efforts at Flaherty & Crumrine.

  David Gale – In addition to his tenure as a Director of the Funds, Mr. Gale has been President and Chief Executive Officer of Delta Dividend Group, Inc., a San Francisco-based investment management firm, since 1992. Prior to joining Delta Dividend Group, Inc., Mr. Gale was a Principal with Morgan Stanley from February 1983 to January 1990, and a Managing Director of Lehman Brothers Holdings Inc. from January 1990 to January 1992. Mr. Gale currently serves as a director of Emmis Communications and served as a director of Metromedia International Group, Inc., a telecommunications company from 2005 through August 30, 2008.

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  Morgan Gust – In addition to his tenure as a Director of the Funds, Mr. Gust is the owner and operator of various entities engaged in agriculture and real estate. From 1990 to 2007, Mr. Gust served in various capacities, including President, Executive Vice President, General Counsel and Corporate Secretary of Giant Industries, Inc., a petroleum refining and marketing company listed on the New York Stock Exchange (the “NYSE”). Mr. Gust currently serves as lead Director of CoBiz Financial, Inc., a publicly traded bank holding company. He is also a member of the Arizona State Bar.

  Karen H. Hogan – In addition to her tenure as a Director of the Funds, Ms. Hogan serves as a board member and committee member of several charitable and non-profit organizations. From September 1985 to January 1997, Ms. Hogan served as Senior Vice President of Preferred Stock Origination, and previously Vice President of New Product Development, at Lehman Brothers Holdings Inc.

  Robert F. Wulf – In addition to his tenure as a Director of the Funds, Mr. Wulf has worked as a financial consultant for over 29 years. Mr. Wulf also served as a board member of two non-profit organizations.

     The 1940 Act requires that at least 40% of the Fund’s Directors not be “interested persons” (as defined in the 1940 Act) of the Fund, and therefore not affiliated with Flaherty & Crumrine (“Independent Directors”). To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors and, for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. The Board is currently composed of five members, one of whom is an Interested Director, and until the completion or expiration of the underwriters’ over-allotment option due to an indirect beneficial interest in securities issued by one of the underwriters, Mr. Gale will be deemed to be an Interested Director of the Fund with respect to approvals relating to the underwriters. The Chairman of the Board is an interested person of the Fund. The four Independent Directors (Mr. Gale will be an Independent Director upon the completion or expiration of the underwriters’ over-allotment option) interact directly with the Chairman and other senior management of Flaherty & Crumrine at scheduled meetings and between meetings as appropriate. Independent Directors have been designated to chair the Audit Committees and the Nominating and Corporate Governance Committees, and the Independent Directors rotate the responsibility for chairing meetings of Independent Directors. In addition, from time to time one or more Independent Directors may be designated, formally or informally, to take the lead in addressing with management or their independent legal counsel matters or issues of concern to the Board. As a result, the Board has determined that their leadership structures and composition, in which no individual Independent Director has been designated to lead all the Independent Directors, are appropriate in light of the Board’s size and the cooperative and dynamic working relationship among the Independent Directors and the Independent Directors’ open lines of communication with Fund management. The Board has determined that their leadership structures and composition, in which the Chairman of the Board is an “interested person” of the Fund and 80% of the Directors are Independent Directors (60% of the Directors are Independent Directors prior to the completion or expiration of the underwriters’ over-allotment option), are appropriate in light of the services that Flaherty & Crumrine provides to the Fund and potential conflicts of interest that could arise from these relationships.

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Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS

Robert M. Ettinger 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 54	President	Since April 2013	President and Director of Flaherty & Crumrine Incorporated

R. Eric Chadwick 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 38	Chief Financial Officer, Vice President and Treasurer	Since April 2013	Vice President and Director of Flaherty & Crumrine Incorporated

Chad C. Conwell 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 40	Chief Compliance Officer, Vice President and Secretary	Since April 2013	Chief Compliance Officer & Vice President of Flaherty & Crumrine Incorporated; Director of Flaherty & Crumrine Incorporated since January 2011

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 53	Vice President and Assistant Treasurer	Since April 2013	Vice President and Director of Flaherty & Crumrine Incorporated

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 49	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since April 2013	Assistant Compliance Officer and Secretary of Flaherty & Crumrine Incorporated

Linda M. Puchalski 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 56	Assistant Treasurer	Since April 2013	Administrator of Flaherty & Crumrine Incorporated

     Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Flaherty & Crumrine Fund Family beneficially owned by each Director and Nominee for Election as Director.

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	Dollar Range of Equity Securities	Aggregate Dollar Range of Equity
	in the Fund*	Securities in All Registered
Investment Companies Overseen
by Director in Family of
Investment Companies*
Non-Interested Directors
David Gale	A**	A
Morgan Gust	A	A
Karen H. Hogan	A	A
Robert F. Wulf	A	A
Interested Director
Donald F. Crumrine	E***	E***

A—None
B—$1-$10,000
C—$10,001-$50,000
D—$50,001-$100,000
E—Over $100,000

____________________

*	All securities were valued as of April 19, 2013. The Fund is newly organized and has no operating history.

**	Until the completion or expiration of the underwriters’ over-allotment option, Mr. Gale will be deemed to be an Interested Director of the Fund with respect to the approvals relating to the underwriters due to an indirect beneficial interest in securities issued by one of the underwriters.

***	Includes shares of the Fund held by Flaherty & Crumrine, of which Mr. Crumrine is a shareholder and Director.

     Conflicts of Interest. None of the Independent Directors and none of their immediate family members (except for Mr. Gale), own any securities issued by the Adviser or any principal underwriter of the Fund, or any person or entity (other than the Fund and other funds in the Flaherty & Crumrine Fund Complex) directly or indirectly controlling, controlled by, or under common control with the Adviser or any principal underwriter of the Fund.

Board’s Role in Fund Governance

     Committees. The Fund’s Board of Directors has two standing committees of the Board, the Audit Committee and the Nominating and Governance Committee. The Audit Committee consists of Morgan Gust, Karen H. Hogan and Robert F. Wulf. The role of the Fund’s Audit Committee is to assist the Board of Directors in its oversight of: (i) the integrity of the Fund’s financial statements and the independent audit thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent auditor’s qualifications, independence and performance. The Fund’s Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement.

     The Board of Directors has a Nominating and Governance Committee composed entirely of the Fund’s Independent (as such term is defined by the NYSE Listing Standards) Directors, namely Morgan Gust, Karen H. Hogan and Robert F. Wulf. The Nominating and Governance Committee is responsible for identifying individuals believed to be qualified to become Board members; for recommending to the Board of Directors such nominees to stand for election as directors at the Fund’s annual meeting of shareholders and to fill any vacancies on the Board; and for overseeing the Board of Directors’ governance practices. The Nominating and Governance Committee will consider director candidates recommended by shareholders and submitted in accordance with the Fund’s Bylaws and federal securities laws.

21

     Board’s Oversight Role in Management. The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily Flaherty & Crumrine, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and Flaherty & Crumrine’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committees (which consist of all the Independent Directors) meet during their scheduled meetings, and between meetings the Audit Committee chairs maintain contact, with the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also expects to receive periodic presentations from senior personnel of Flaherty & Crumrine regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, personal trading, valuation and credit. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, Flaherty & Crumrine and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund. The Board also receives reports from counsel to the Fund and Flaherty & Crumrine and the Independent Directors’ own independent legal counsel regarding regulatory, compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Compensation of Directors and Certain Officers

     Each Director who is not a director, officer or employee of Flaherty & Crumrine or any of its affiliates receives from a fee of $9,000 per annum plus $750 for each in-person Board of Directors or Audit Committee meeting attended, $500 for each in-person Nominating Committee meeting attended, and $250 for each telephone meeting attended. In addition, the Audit Committee Chairman receives from the Fund an annual fee of $3,000. Each Director of each of the Funds is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. In addition, the Fund compensates Mr. Chad C. Conwell for his service as Chief Compliance Officer of the Fund.

     The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the fiscal year ending November 30, 2013 and the aggregate compensation paid by the Flaherty & Crumrine Fund Complex for the calendar year ended December 31, 2012.

Name of Person, Position	Aggregate	Total Compensation
	Compensation	Paid to Director by
	From Fund*	Fund Complex
Donald F. Crumrine (1)	$0	$0	(5)
Director, Chairman of the Board and Chief Executive
Officer

David Gale (2)	$9,000	$66,000	(5)
Director

Morgan Gust	$9,000	$66,000	(5)
Director, Nominating and Governance Committee
Chairman

Karen H. Hogan	$9,000	$66,000	(5)
Director

Robert F. Wulf	$10,500	$78,000	(5)
Director, Audit Committee Chairman
____________________

*	The Fund is newly organized and has no operating history.
(1)	Interested Director.
(2)	Until the completion or expiration of the underwriters’ over-allotment option, Mr. Gale will be deemed to be an Interested Director of the Fund with respect to the approvals relating to the underwriters due to an indirect beneficial interest in securities issued by one of the underwriters.

22

PRINCIPAL SHAREHOLDERS

     As of the date of this Statement of Additional Information, no Director or officer owned any Common Shares. The Adviser owned of record and beneficially 4,198 shares of the Fund’s Common Shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Adviser

     Flaherty & Crumrine Incorporated serves as the investment adviser to the Funds, and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. The Adviser was formed in 1983 to specialize in the management of preferred securities portfolios. The Adviser manages the assets of PFD, PFO, FFC and FLC, four closed-end investment companies registered under the 1940 Act and listed on the NYSE. The Adviser also subadvises the assets of Destra Preferred and Income Securities Fund, an open-end investment company registered under the 1940 Act and Flaherty & Crumrine Investment Grade Fixed Income Fund (“FFI.UN”), an investment trust registered in Canada. The Adviser also manages portfolios of preferred securities for a variety of U.S. and foreign institutions, including industrial corporations and insurance companies. As of February 28, 2013, the Adviser had approximately $5.2 billion in assets under management.

     Pursuant to the Investment Advisory Agreement, the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

     The Adviser also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Adviser or its affiliates.

     The Fund will pay the Adviser a monthly fee for its advisory services equal to an annual rate of 0.575 of 1.00% on the first $200 million of the Fund’s average daily Managed Assets, and 0.50 of 1.00% on the Fund’s average daily Managed Assets above $200 million. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, other than those that other parties have agreed to bear. The expenses to be borne by the Fund include taxes, interest, brokerage costs and commissions and stock exchange fees; fees of directors of the Fund who are not officers, directors or employees of the Adviser (provided that the Fund shall reimburse the Adviser for the travel and out-of-pocket expenses or an appropriate portion thereof of directors, officers and employees of the Adviser in connection with attendance at meetings of the Board of Director or committee thereof); SEC fees; state Blue Sky qualification fees; charges of the custodian, any subcustodians and transfer and dividend-paying agent; expenses in connection with the Plan; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, fees to the Fund’s shareholder servicing agent, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders’ reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; membership fees in trade associations; stock exchange listing fees and expenses; expenses in connection with the offering and sale of any shares of common stock or preferred stock proposed to be issued by the Fund, including in each case travel related expenses of service providers; litigation and other extraordinary or non-recurring expenses.

Portfolio Managers

     Portfolio Managers. The Fund’s portfolio managers (each referred to as a “portfolio manager”) are listed below. Each portfolio manager manages other investment companies and/or investment vehicles and accounts in addition to the Fund. The following table shows, as of March 31, 2013, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.

23

				# of Accounts
				Managed for which
		Total		Advisory Fee is
Name of Portfolio Manager		# of Accounts	Total Assets	Based on
or Team Member	Type of Accounts	Managed	(mm)	Performance
1. Donald F. Crumrine	Other Registered Investment
	Companies:	5	$2,031	0
	Other Pooled Investment Vehicles:	1	$187	0
	Other Accounts:	12	$3,012	0

2. Robert M. Ettinger	Other Registered Investment
	Companies:	5	$2,031	0
	Other Pooled Investment Vehicles:	1	$187	0
	Other Accounts:	12	$3,012	0

3. R. Eric Chadwick	Other Registered Investment
	Companies:	5	$2,031	0
	Other Pooled Investment Vehicles:	1	$187	0
	Other Accounts:	12	$3,012	0

4. Bradford S. Stone	Other Registered Investment
	Companies:	5	$2,031	0
	Other Pooled Investment Vehicles:	1	$187	0
	Other Accounts:	12	$3,012	0

     Share Ownership. The Fund is a newly organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owns any securities issued by the Fund.

     Conflicts of Interest. In addition to the Fund, the portfolio managers jointly manage accounts for four other closed-end funds, one mutual fund, one Canadian fund and other institutional clients. As a result, potential conflicts of interest may arise as follows:

  Allocation of Limited Time and Attention. The portfolio managers may devote unequal time and attention to the management of all accounts. As a result, the portfolio managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

  Allocation of Limited Investment Opportunities. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

  Pursuit of Differing Strategies. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

  Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among accounts. While the Adviser only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the portfolio managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the portfolio managers in affording preferential treatment to those accounts that could most significantly benefit the Adviser.

  The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

24

     Adviser Compensation Structure. Compensation is paid solely by the Adviser. Each portfolio manager receives the same fixed salary. In addition, each portfolio manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine (which are in turn based on the value of its assets under management). The portfolio managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on IRS limitations. Each portfolio manager is also a shareholder of Flaherty & Crumrine and receives quarterly dividends based on his equity interest in the company.

Administrative and Investor Support Services

     BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as the Fund’s administrator (the “Administrator”). The Administrator calculates the net asset value of the Fund’s Common Shares and generally assists in all aspects of the Fund’s administration and operation. As compensation for the Administrator’s services, the Fund pays the Administrator an aggregate monthly fee at the annual rate of: 0.10% on the first $200 million of the Fund’s average daily total managed assets, 0.04% on the next $300 million of the Fund’s average daily total managed assets, 0.03% on the next $500 million of the Fund’s average daily total managed assets and 0.02% on the Fund’s average daily total managed assets over $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

     The Fund has retained Destra Capital Investments LLC (“Destra” or the “Servicing Agent”), a registered broker-dealer, to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the stock exchange specialist for the Fund’s Common Shares, and with the closed-end fund analyst community regarding the Fund on a regular basis, and developing and maintaining a website for the Fund.

     The Fund pays the Servicing Agent an annual amount equal to (i) 0.12% (12 bps) of the Fund’s “Average Net Assets” (as defined below) through the first year of the Fund’s agreement with the Servicing Agent and (ii) 0.10% (10 bps) of the Fund’s Average Net Assets. For these purposes, “Average Net Assets” are the average daily net assets available to the Fund’s common shareholders.

Custodian and Transfer and Dividend Disbursing Agent

     BNY Mellon also serves as the Fund’s transfer agent, dividend disbursing agent and registrar (“transfer agent”).

     The Bank of New York Mellon (the “Custodian”) is the Fund’s Custodian.

     Neither the Custodian nor BNY Mellon, has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.

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Code of Ethics

     The Fund and the Adviser have adopted codes of ethics under Rule 17j-1 under the 1940 Act, which permit the officers and directors of the Fund and the employees of the Adviser to invest in securities, including securities that may be purchased or held by the Fund. The code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room can be obtained by calling the SEC at 1-202-551-5850), is available on the EDGAR Database on the SEC’s web site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or writing the SEC at Public Reference Room, Washington, D.C. 20549.

PROXY VOTING

     The Fund’s Board of Directors has delegated to the Adviser the responsibility for voting proxies on behalf of the Fund, and has determined that the Adviser will vote proxies with respect to those portfolio securities for which they have investment responsibility. A summary of the Adviser’s Proxy Voting Policies and Procedures is set forth in Appendix A.

     The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filings are available (i) without charge, upon request, by calling the Fund toll-free at 1-866-351-7446 and (ii) on the SEC’s website (http://www.sec.gov).

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Adviser. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the OTC market but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

     In selecting a broker to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Adviser’s ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser’s expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser’s expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Adviser may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees).

DETERMINATION OF NET ASSET VALUE

     The Fund will determine the net asset value of its shares each day that the NYSE is open for trading. Net asset value of our Common Shares is computed by dividing the value of all assets of the Fund (including accrued interest and dividends and current and deferred income tax assets), less all liabilities (including accrued expenses, distributions payable, any Borrowings, and liabilities under Reverse Repurchase Agreements) and less the liquidation preference of any outstanding Preferred Shares, by the total number of Common Shares outstanding.

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     For purposes of determining the net asset value per share of the Fund, securities principally traded on any exchange or similar regulated market reporting contemporaneous transaction prices are valued, except as indicated below, at the last sale price reflected on such principal market on the business day as of which such value is being determined as reported by sources as the Fund’s Board of Directors deem appropriate. If there has been no sale on such day, the securities are valued at the mean of the bid and asked prices on such day, or if no asked price is available, the bid price may be used. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund’s Board of Directors shall determine in good faith to reflect its fair market value.

     Readily marketable securities not traded principally on an exchange or similar regulated market, including listed securities or other assets whose primary market is believed by the Adviser to be OTC, are valued at the mean of the bid and asked prices as reported by sources as the Fund’s Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. Further, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser, pursuant to a delegation by the Board of Directors, to reflect the fair market value of such securities. In addition, certain swap agreements may be valued on the basis of the prices of the underlying reference assets.

     Securities or assets for which market prices are unavailable, or for which the Adviser determines that bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security or asset is suspended, the exchange on which the security or asset is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security or asset is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security or asset on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities or assets, information relating to the specific security or asset and developments in the markets.

     The Fund’s use of fair value pricing may cause the net asset value of the Fund’s Common Shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

     Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

     Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in OTC derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Any interest rate swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

     In December 2012, CFTC issued a final rule which requires certain interest rate swaps to be centrally cleared. Such clearing requirement may affect the Fund’s ability to negotiate individualized terms and/or may increase the costs of entering into such derivative transactions (for example, by increasing margin or capital requirements).

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     Because the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of securities held in the Fund may change on days when you will not be able to purchase or sell Fund shares on the NYSE.

REPURCHASE OF SHARES

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead the Fund’s shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market, private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Board of Directors may not decide to take any of these actions. During the pendency of a tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

     Subject to its investment limitations, the Fund may use the accumulation of cash to finance repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations under each of those Acts.

     Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers the issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in delisting of the Common Shares from the NYSE, or (b) impair the Fund’s status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or a suspension of payment by U.S. banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by institutions or on the exchange of foreign currency, (e) commencement of armed hostilities or other international or national calamity directly or indirectly involving the United States, or material escalation of ongoing conflicts such as those in Iraq and Afghanistan or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

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     Before deciding whether to take any action, the Fund’s Board of Directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action on the Fund or its shareholders and market considerations. Based on the considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAXATION

     The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. There may be other tax considerations applicable to particular investors, such as insurance companies, financial institutions, partnerships or other pass-through entities, tax-deferred retirement plans, broker-dealers, persons subject to the alternative minimum tax, persons that will hold Common Shares as part of a straddle or other integrated transaction and foreign shareholders (defined below). In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. The following discussion assumes that Common Shares are held as capital assets for U.S. federal income tax purposes. Common Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

Taxation of the Fund

     The Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

     (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

     (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year , (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

     (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

     In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

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     For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

     If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

     If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates (even if such income were distributed to shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the DRD in the case of corporate shareholders and may be eligible to be treated as QDI in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

     The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

     If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 or December 31 of that year if the RIC is permitted to elect and so elects) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

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     Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry forward net capital losses from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

     The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Distributions

     For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals are 15% for those with income at or below $400,000 ($450,000 if married and filing jointly), 20% for those with any income above those amounts that is net long-term capital gain or QDI, and 0% at certain income levels. The above income thresholds are adjusted annually for inflation. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by the Fund as derived from QDI will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level (as described in more detail below).

     For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

     If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

     Distributions in excess of the Fund’s minimum distribution requirements but not in excess of the Fund’s earnings and profits will be taxable to shareholders and will not constitute nontaxable returns of capital. The Fund’s capital loss carryovers, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits, even if such carryforwards offset current year realized gains.

     Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares. A shareholder whose distributions are reinvested in shares under the Fund’s Dividend Reinvestment and Cash Purchase Plan generally will be treated as having received a dividend equal to either (i) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market, or (ii) if shares are trading at or above net asset value, generally the fair market value of the new shares issued to the shareholder.

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     A dividend paid to shareholders in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

     Distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

     As required by federal law, detailed U.S. federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

     In order for some portion of the dividends received by a Fund shareholder to be QDI that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as QDI (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

     In general, distributions of investment income reported by the Fund as derived from QDI will be treated as QDI in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

     If the aggregate qualified dividends received by the Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as QDI.

     In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% DRD generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the DRD (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the DRD is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

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     Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute QDI to individual shareholders and will not be eligible for the DRD for corporate shareholders.

Sale or Exchange of Fund Shares

     The sale or exchange of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

     Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     From time to time, the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares held, or considered to be held, by them and do not hold (directly or by attribution) any other Fund shares (namely, Preferred Shares, if any such shares of the Fund are outstanding) will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or continues to hold (directly or by attribution) other Fund shares (Preferred Shares, if any such shares of the Fund are outstanding), such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a risk that non-tendering shareholders whose interests in the Fund increase as a result of such tender will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming the Common Shares of the Fund; if isolated, any such risk is likely remote. If the Fund repurchases Common Shares on the open market, such that a selling shareholder would have no specific knowledge that he or she is selling his or her shares to the Fund, it is less likely that shareholders whose percentage share interests in the Fund increase as a result of any such open-market sale will be treated as having received a taxable distribution from the Fund.

     To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders or other repurchases of Fund shares, the Fund will be required to make additional distributions to its Common Shareholders.

Nature of Fund’s Investments

     Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute QDI into ordinary income, (ii) treat dividends that would otherwise be eligible for the DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions and (ix) produce income that will not be qualifying income for purposes of the 90% gross income requirement that applies to RICs.

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Original Issue Discount Securities

     Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

     Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

     Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

     A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the corporate DRD to the extent attributable to the deemed dividend portion of such OID.

Certain Higher-Risk and High-Yield Securities

     Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. The tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a shareholder of such obligations should recognize market discount on the debt obligations, when the holder may cease to accrue interest, original issue discount or market discount, when and to what extent a holder may take deductions for bad debts or worthless securities, and how a holder should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by the Fund as part of the Fund’s efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

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Investment in Non-U.S. Securities

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries, which may entitle the Fund to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to flow-through. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Each shareholder should consult his or her own tax adviser regarding the potential application of foreign tax credits. If the Fund does not meet the requirements described above, the Fund will not be able to pass through foreign taxes paid by the Fund to its shareholders.

Passive Foreign Investment Company

     Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, in certain circumstances the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as QDI.

     Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Options and Hedging Transactions

     In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

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     Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “QDI” or qualify for the DRD to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the DRD, as the case may be.

     The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by the Fund will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

     In addition to the special rules described above, the Fund’s transactions in derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

     Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Foreign Currency Transactions

     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Investments in Securities of Uncertain Tax Character

     The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

36

Book-Tax Differences

     Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Other RICs

     If the Fund receives dividends from a mutual fund, an ETF or another company that qualifies as a RIC (each, an “investment company”), and the investment company reports such dividends as QDI, then the Fund is permitted in turn to report a portion of its distributions as QDI, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

     If the Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the DRD, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the DRD as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Tax-Exempt Shareholders

     Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt- financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above.

     In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in the fall of 2006, a CRT will not recognize UBTI as a result of investing in the Fund if the Fund recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund and the Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

     CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

37

Tax Shelter Reporting

     Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

     The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the shareholder’s U.S. federal income tax liability if the appropriate information is timely provided to the IRS.

Foreign Shareholders

     Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. Distributions properly reported as Capital Gain Dividends generally are not subject to withholding of U.S. federal income tax.

     For distributions with respect to taxable years of a RIC beginning before January 1, 2014, the RIC is not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“short-term capital gain dividends”). This exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner was not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or a 10% shareholder of the issuer, (C) that is within certain foreign countries that had inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below. The RIC is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as were eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the RIC reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholder. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

     Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

38

     Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax.

     If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

     A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

     Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

     If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. Prior to January 1, 2014, the special “look-through” rule discussed above for distributions by the Fund to foreign shareholders also applies to distributions attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC that the Fund was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2014, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

     In addition, if the Fund were a USRPHC or former USRPHC, a greater-than-5% foreign shareholder generally would be required to file a U.S. tax return in connection with the sale of its Fund shares, and pay related taxes due on any gain realized on the sale.

     Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

     In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

     Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

39

     A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

The Hiring Incentives to Restore Employment Act

     Rules enacted in March 2010 as part of the Hiring Incentives to Restore Employment Act (the “HIRE Act”) require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments of U.S. source income (“withholdable payments”); this withholding tax will be phased in beginning with certain withholdable payments made on January 1, 2014. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends or interest and, beginning in 2017, payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

     Pursuant to applicable regulations, distributions made by the Fund to a shareholder subject to the phase in noted above, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends (if such treatment is extended), as described above), will be withholdable payments subject to withholding. Payments to shareholders will generally not be subject to withholding, so long as such shareholders provide the Fund with (and consent to the disclosure of) such certifications or other documentation as the Fund requires to comply with these rules, including, to the extent required, with regard to their direct and indirect owners. In general, it is expected that a shareholder that is a U.S. person or foreign individual will be able to avoid being withheld upon by timely providing the Fund with a valid IRS Form W-9 or W-8, respectively. Payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder (i)(a) enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement and (ii) provides the Fund with appropriate certifications or other documentation concerning its status.

     The Fund may disclose the information that it receives from its shareholders to the IRS or other parties as necessary to comply with the HIRE Act. Each prospective investor is urged to consult its tax adviser regarding the applicability of the HIRE Act and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

General Considerations

     The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Willkie Farr & Gallagher LLP serves as counsel to the Fund, and is located at 787 Seventh Avenue, New York, New York 10019-6099. KPMG LLP, located at Two Financial Center, 60 South Street, Boston, MA, 02111, has been appointed as independent registered public accounting firm for the Fund. The statement of assets and liabilities of the Fund as of April 18, 2013 included in this Statement of Additional Information has been so included in reliance on the report of KPMG LLP, independent registered public accounting firm, given on the authority of the firm as experts in auditing and accounting.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder
Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated:

We have audited the accompanying statement of assets and liabilities (in organization) of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the Fund) as of April 18, 2013, and the related statement of operations (in organization) for the period October 10, 2012 to April 18, 2013. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash held as of April 18, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of April 18, 2013, the results of its operations for the period October 10, 2012 to April 18, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Boston, MA
April 22, 2013

41

FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME FUND INCORPORATED

STATEMENT OF ASSETS AND LIABILITIES (IN ORGANIZATION)

As of April 18, 2013

Assets
Cash	$100,017
Deferred offering costs	370,000
Receivable from Adviser	130,000
Total Assets	600,017

Liabilities
Accrued offering costs	370,000
Payable for organizational expenses	130,000
Total Liabilities	500,000

Total Net Assets	$100,017

Net Assets
Par value ($0.01 par value; 240,000,000 shares authorized, 4,198 shares outstanding)	42
Paid-in-capital in excess of par value	99,975
Total Net Assets	100,017

Shares Outstanding	4,198
Net Asset Value Per Share	$23.825

See Accompanying Notes to Financial Statements

FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME FUND INCORPORATED

STATEMENT OF OPERATIONS (IN ORGANIZATION)

For the period from October 10, 2012 to April 18, 2013

Investment Income
Investment Income	$	---
Expenses
Organizational expenses		130,000
Total Expense		130,000
Less: expense reimbursement by Adviser		(130,000)
Net Expenses		---
Net Investment Income	$	---

See Accompanying Notes to Financial Statements

42

FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME FUND
INCORPORATED

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the “Fund”) was incorporated under the laws of the State of Maryland on October 10, 2012 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund has been inactive since that date except for matters relating to the Fund’s establishment, designation, registration of the Fund’s shares of common stock (“Shares”) under the Securities Act of 1933, as amended, and the sale of 4,198 Shares (“Initial Shares”) for $100,017 to Flaherty & Crumrine Incorporated (the “Adviser”). The proceeds of such Initial Shares in the Fund were held in cash.

Note 2 – Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

The Adviser has agreed to pay for all of the Fund’s organization expenses and offering expenses (other than the sales load but including partial reimbursement of expenses to the underwriters) to the extent these organizational and offering expenses in the aggregate exceed $0.05 per Common Share. Assuming an offering of 10,000,000 Shares for $25 per share, the total organization and offering expenses are estimated to be approximately $500,000, all of which is expected to be borne by the Fund. Included in this estimate of total expenses are organizational expenses of approximately $130,000 that have already been incurred or paid by the Adviser, but are expected to be reimbursed by the Fund (subject to the limits described above) upon closing. These figures represent estimates as the actual size of the offering and related expenses are not known as of the date of these financial statements, and the actual organizational and offering expenses incurred may vary substantially from these estimates. The Fund’s share of offering expenses will be recorded as a reduction of the proceeds from the sale of the Shares upon commencement of Fund operations. Any expenses incurred by the Fund but reimbursed by the Adviser will not impact the net asset value of the Fund.

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to stockholders each year.

Note 3 – Investment Advisory Agreement

The Fund has entered into an Investment Advisory Agreement with the Adviser, pursuant to which the Adviser will provide general investment advisory services for the Fund. For providing these services, the Adviser will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 0.575% of the Fund’s average daily Managed Assets (i.e., the net asset value of the Common Shares plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of any preferred shares issued by the Fund and the proceeds of any reverse repurchase agreements entered into by the Fund) up to $200 million and 0.50% of the Fund’s average daily Managed Assets of $200 million or more.

Note 4 - Capital

There are 240,000,000 shares of $0.01 par value common stock and 10,000,000 shares of $0.01 par value preferred stock authorized. The Fund does not currently have any issued and outstanding shares of preferred stock.

Note 5 – Subsequent Events

The Fund has performed an evaluation of subsequent events through the date which the financial statements were issued and determined that there were no events that would require disclosure in the financial statements.

43

APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated (“FCI”) acts as discretionary investment adviser for various clients, including the following six pooled investment vehicles (the “Funds”):

As adviser to the “U.S. Funds”	Flaherty & Crumrine Preferred Income Fund
Flaherty & Crumrine Preferred Income Opportunity Fund
Flaherty & Crumrine Preferred Securities Income Fund
Flaherty & Crumrine Total Return Fund
Flaherty & Crumrine Dynamic Preferred and Income Fund

As sub-adviser to the “Canadian Fund”	Flaherty & Crumrine Investment Grade Fixed Income Fund

As sub-adviser to the “Mutual Fund”	Destra Preferred and Income Securities Fund

FCI’s authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves.

Purpose

These policies and procedures are designed to satisfy FCI’s duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where FCI’s interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby FCI exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and FCI will make available to such clients and Fund shareholders the record of FCI’s votes promptly upon request and to the extent required by Federal law and regulations.

Fundamental Standard

FCI will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest with the objective of client wealth maximization.

General

FCI has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where FCI may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., FCI will apply the same principles as would apply to common or preferred stock, mutatis mutandis.

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where FCI does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

FCI may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC’s EDGAR database. In other instances, FCI will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, FCI will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to FCI in making a decision how to vote.

For purposes of decision making, FCI will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where FCI may have discretionary authority with regard to several different securities of the same issuer, it may vote securities “in favor” for those securities or classes where FCI has determined the matter in question to be beneficial while, at the same time, voting “against” for those securities or classes where FCI has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

FCI will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. FCI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Absent good reason to the contrary, FCI will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

With regard to those shareholder-originated proposals which are typically described as “social, environmental, and corporate responsibility” matters, FCI will typically give weight to management’s recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer’s competitors.

In cases where the voting of proxies would not justify the time and costs involved, FCI may refrain from voting. From the individual client’s perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations. From the perspective of FCI’s institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

Voting of Common Stock Proxies

FCI categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, FCI normally will vote in favor of management’s recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) “contested” director slates. In non-routine matters, FCI, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

Voting of Preferred Stock Proxies

Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.

In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, FCI will attempt, wherever possible, to assess the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

In the case of the election of directors when timely payments to preferred shareholders have not been made (“contingent voting”), FCI will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. FCI will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, FCI does not intend to vote such proxies since the time and costs would outweigh the benefits.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between FCI and FCI’s clients may arise when FCI’s relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of FCI’s clients.

FCI will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, FCI will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Fund or the Mutual Fund) in instances when a material conflict of interest may be apparent. FCI must describe the conflict to the client and state FCI’s voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), FCI will vote in accordance with the recommendation it had made to the client.

In all such instances, FCI will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

Amendment of the Policies and Procedures

These policies and procedures may be modified at any time by action of the Board of Directors of FCI but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to FCI’s clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds’ websites and will be disclosed in reports to shareholders as required by law.

APPENDIX B: RATINGS OF INVESTMENTS

     The following is a description of certain ratings assigned by S&P, Moody’s & Fitch.

S&P

     An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

     Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

     Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

  likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  nature of and provisions of the obligation; and

  protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

     Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

     An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

     An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

     An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

     An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

     An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

     An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     An obligation rated “CC” is currently highly vulnerable to nonpayment.

     A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

     An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

     Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     An “NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

     A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

     A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

     A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

     A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions

     An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

  amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

  source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

     SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3 Speculative capacity to pay principal and interest.

Moody’s

Long-Term Obligations Ratings and Definitions

     Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

     Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk. Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

     Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

     Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk. Obligations rated “B” are considered speculative and are subject to high credit risk.

     Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

     Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

     P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Corporate Finance Obligations—Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity’s issuer rating.

Highest credit quality: “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

Highly speculative: “B” ratings indicate that material credit risk is present. Substantial credit risk: “CCC” ratings indicate that substantial credit risk is present. Very high levels of credit risk: “CC” ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: “C” indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “B.”

Structured, Project & Public Finance Obligations—Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: “CCC” indicates that default is a real possibility.

Very high levels of credit risk: “CC” indicates that default of some kind appears probable. Exceptionally high levels of credit risk: “C” indicates that default appears imminent or inevitable. Default: “D” indicates a default. Default generally is defined as one of the following:

  failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

  the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

  the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: “F1” indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

Good short-term credit quality: “F2” indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: “F3” indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: “B” indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: “C” indicates that default is a real possibility.

Restricted default: “RD” indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

Default: “D” indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME FUND
INCORPORATED
FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED
FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND
INCORPORATED
FLAHERTY & CRUMRINE PREFERRED SECURITIES INCOME FUND
FLAHERTY & CRUMRINE TOTAL RETURN FUND

PRIVACY POLICY

Safeguarding the nonpublic personal information of our registered shareholders is of great importance to the Flaherty & Crumrine Fund family.

We collect nonpublic personal information about each Fund’s registered shareholders, including information such as name, address, tax I.D. #, Social Security # and instructions regarding the Fund’s Dividend Reinvestment and Cash Purchase Plan, from the following sources:

  The registered shareholder’s broker or prior custodian as the shares are initially transferred into registered form.

  Directly from the registered shareholder or his or her agent.

We do not disclose any nonpublic personal information about our current or former registered shareholders to anyone, except as permitted by law. Such disclosures as we do make are primarily to the Fund’s service providers as necessary to maintain account records and provide information to our shareholders.

We restrict access to nonpublic personal information about our registered shareholders through password protection to individuals requiring the information to service our shareholder’s needs. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard the shareholders’ nonpublic personal information in our possession.